Important News
for Shareholders of
Vanguard Morgan™
Growth Fund

IMPORTANT NEWS FOR SHAREHOLDERS
Vanguard Morgan™ Growth Fund
The Vanguard Morgan Growth Fund is to be reorganized into the Vanguard
U.S. Growth Fund on or about April 5, 2019. The first few pages of this booklet highlight key points about this reorganization.
The reorganization does not require shareholder approval, and you are not being asked to vote.
We do, however, ask that you review the enclosed information statement/
prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

IMPORTANT NEWS FOR SHAREHOLDERS

Vanguard Morgan™ Growth Fund

The Vanguard Morgan Growth Fund is to be reorganized into the Vanguard U.S. Growth Fund on or about April 5, 2019. The first few pages of this booklet highlight key points about this reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote.

We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

KEY POINTS ABOUT THE REORGANIZATION

Purpose of the Reorganization

The purpose of the reorganization is to combine the Vanguard Morgan Growth Fund (the “Morgan Growth Fund”) with and into the Vanguard U.S. Growth Fund (the “U.S. Growth Fund”) (each, a “Fund” and collectively, the “Funds”). The Morgan Growth Fund and the U.S. Growth Fund are both actively managed large-capitalization funds with a significant overlap in holdings and similar investment styles. The reorganization has been proposed to consolidate the assets of the Funds in order to simplify our fund lineup and create a larger combined fund, which we anticipate, over time, will achieve economies of scale. The Morgan Growth Fund is larger than the U.S. Growth Fund, the proposed reorganization offers Morgan Growth Fund shareholders an opportunity to invest in a larger combined fund with the same investment objective, similar expenses, and the combined utilization of multiple investment advisors.

The Morgan Growth Fund launched its Investor Shares and Admiral Shares in 1968 and 2001, respectively. The investment objective of the Morgan Growth Fund is to seek to provide long-term capital appreciation. The Fund invests mainly in the stocks of mid- and large-capitalization U.S. companies. The Morgan Growth Fund’s advisors look for companies with stocks whose revenue and/or earnings are expected to grow faster than those of the average company in the market.

The U.S. Growth Fund is older than the Morgan Growth Fund and launched its Investor Shares and Admiral Shares in 1959 and 2001, respectively. The investment objective of the U.S. Growth Fund is to seek to provide long-term capital appreciation. The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the U.S. Growth Fund’s assets will be invested in securities issued by U.S. companies.

In November 2018, the Board of Trustees of the Funds (each a “Board”, and collectively, the “Boards”) met to consider the reorganization, along with proposed changes to the investment advisors that manage the Funds. The Board of the U.S. Growth Fund approved the addition of one of the existing advisors of the Morgan Growth Fund, Vanguard Quantitative Equity Group (“QEG”), as a new advisor for the combined fund. This change is expected to take effect after the closing of the reorganization. In addition to QEG, two of the existing advisors of both the U.S. Growth Fund and the Morgan Growth Fund, Wellington Management Company LLP (“Wellington Management”) and Jennison Associates LLC (“Jennison”), will remain as advisors for the combined fund. Two of the existing advisors of the U.S. Growth Fund, Baillie Gifford Overseas Ltd. (“Baillie Gifford”) and Jackson Square Partners, LLC (“Jackson Square”), will remain as advisors for the combined fund. Effective shortly after the November 2018 Board of Trustees meeting, Frontier Capital Management Co., LLC (“Frontier”), who advises the Morgan Growth Fund, and William Blair Investment Management, LLC (“William Blair”), who advises the U.S. Growth Fund, will no longer serve as advisors to those funds, or the combined fund.

Morgan Growth Fund shareholders should benefit from becoming shareholders of the U.S. Growth Fund, which creates a larger combined fund that invests in a similar large-cap growth equity market, which is anticipated to have similar expenses after the reorganization. Both Funds have identical investment objectives and similar strategies and risks. In addition, Morgan Growth Fund shareholders would continue to benefit from a similar management expense and a similar overall expense ratio. Finally, combining the Funds could benefit both sets of shareholders by allowing fixed costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the combined fund.

Similar Costs for Shareholders

The U.S. Growth Fund currently has both higher management fees and a higher overall expense ratio than the Morgan Growth Fund. However, it is anticipated that the combination of the Funds will lead to a reduction of the management expenses and overall expense ratio of the U.S. Growth Fund so that they may be similar to the Morgan Growth Fund.

The tables below compare the fees and annualized expenses of Investor Shares and Admiral Shares of the Morgan Growth Fund as of September 30, 2017, and the U.S. Growth Fund as of August 31, 2017.

Morgan Growth Fund
	Investor Shares	Admiral Shares
Management Fees	0.36%	0.27%
Total Annual Fund
Operating Expenses	0.38%	0.28%

U.S. Growth Fund
	Investor Shares	Admiral Shares
Management Fees	0.40%	0.29%
Total Annual Fund
Operating Expenses	0.43%	0.30%

Identical Investment Objectives, Similar Investment Strategies and Risks

The Morgan Growth Fund and U.S. Growth Fund have identical investment objectives. Both Funds seek to provide long-term capital appreciation. The Funds also have similar principal investment strategies. Both Funds invest primarily in large-capitalization stocks of U.S. companies, while the Morgan Growth Fund can also invest in mid-capitalization stocks of U.S. companies. Both Funds employ a fundamental stock selection process that emphasizes stocks with strong earnings potential. Finally, while the Funds benchmark their returns to different indexes—the Russell 1000 Growth Index for the U.S. Growth Fund and the Russell 3000 Growth Index for the Morgan Growth Fund—the combined fund would retain the Russell 1000 Growth Index, which measures performance of the large-capitalization growth segment of the U.S. equity market.

The Funds have similar principal risks. Since the U.S. Growth Fund focuses on large-capitalization U.S. stocks, the Fund has an asset concentration risk, which is the chance that because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. All of the other risks for both Funds are identical. Finally, the Funds have identical fundamental investment policies. The Funds are classified as diversified within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

Comparison of Investment Performance

As shown in the following table, the average annual total returns of the Investor Shares and Admiral Shares of the Morgan Growth Fund have been comparable to those of the U.S. Growth Fund over the long term. Also shown are the returns of the Funds’ benchmarks, the Russell 3000 Growth Index for the Morgan Growth Fund and the Russell 1000 Growth Index for the U.S. Growth Fund, which each measure the performance of the growth segment of the U.S. equity market.

Average Annual Total Returns1 for Year Ended December 31, 20172

	One Year	Five Years	Ten Years
Morgan Growth Fund
Investor Shares	29.85%	16.44%	8.55%
Admiral Shares	29.99%	16.57%	8.70%
U.S. Growth Fund
Investor Shares	31.60%	16.76%	9.10%
Admiral Shares	31.74%	16.92%	9.26%
Russell 1000 Growth Index[3]	30.21%	17.33%	10.00%
Russell 3000 Growth Index[3]	29.59%	17.16%	9.93%
Standard & Poor’s 500 Index[3]	21.83%	15.79%	8.50%

1 Returns shown are before taxes and net of fees.

2 Keep in mind that the Funds’ past performance does not indicate how they will perform in the future. Actual future performance may be higher or lower than the performance shown.

3 This reflects no deduction for fees, expenses, or taxes.

Investment Advisory Arrangements

The Funds operate under the terms of an SEC exemption (“manager-of-managers order”) whereby each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. As the Funds’ sponsor and overall manager, Vanguard may provide investment advisory services to a Fund, on an at-cost basis, at any time. Vanguard may also recommend to the Board of Trustees of each Fund that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised.

After the completion of the reorganization, QEG, who is currently an advisor of the Morgan Growth Fund, will be added to serve as a new advisor for the U.S. Growth Fund. QEG will serve along with four of the U.S. Growth Fund’s current advisors: Jennison, Wellington Management, Jackson Square, and Baillie Gifford. Jennison and Wellington Management are also currently advisors of the Morgan Growth Fund. Frontier Capital, who advises the Morgan Growth Fund, and William Blair, who advises the U.S. Growth Fund, no longer serve as advisors to those funds, or the combined fund.

Vanguard also serves as investment advisor to all the Funds to facilitate cash flows to and from the Funds’ advisors.

Service Arrangements

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust, and through the trusts’ jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard’s total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

How the Reorganization Will Occur and How It Will Affect Your Account

The Board of Trustees of the Funds approved the reorganization of the Morgan Growth Fund into the U.S. Growth Fund on November 29-30, 2018. There is no action required by the Funds’ shareholders to implement the reorganization. No vote is required by either the Morgan Growth Fund or the U.S. Growth Fund shareholders to approve the reorganization.

The Declarations of Trust for the Funds and applicable state and federal law do not require shareholder approval for the reorganization. Because applicable legal requirements do not require shareholder approval and the Board of Trustees has determined that the reorganization is in the best interests of each Fund and its shareholders, shareholders are not being asked to vote on the reorganization.

In the reorganization, Investor Shares and Admiral Shares of the Morgan Growth Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares and Admiral Shares in the U.S. Growth Fund. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same.

The Morgan Growth Fund is closed for investments by new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

Please note that participants in defined contribution plans may find that their plan sponsor has determined a different course of action other than merging Morgan Growth Fund assets into U.S. Growth Fund. Additional communications will follow.

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that Morgan Growth Fund shareholders will not realize any capital gains or losses from the reorganization. However, you should pay close attention to these points:

•Final distribution. Prior to the reorganization, the Morgan Growth Fund will endeavor to distribute any remaining undistributed net income and/or realized capital gains.

•Payments of distributions. Following the reorganization, U.S. Growth Fund shareholders (including former shareholders of the Morgan Growth Fund) will participate fully in the distributions, if any, made for the U.S. Growth Fund.

•Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Morgan Growth Fund and the U.S. Growth Fund. Vanguard will provide certain cost basis information in connection with the reorganization on its “Report of Organizational Actions Affecting Basis of Securities,” which will be available on vanguard.com shortly after the reorganization.

If you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Whom to Call If You Have Any Questions

Please call Vanguard toll-free at 877-662-7447 if you have any questions about the reorganization.

COMBINED INFORMATION STATEMENT/PROSPECTUS

     VANGUARD MORGAN GROWTH FUND, A SERIES OF VANGUARD MORGAN GROWTH FUND

TO BE REORGANIZED INTO AND WITH

     VANGUARD U.S. GROWTH FUND, A SERIES OF VANGUARD WORLD FUND

INTRODUCTION

Proposal Summary. This combined information statement/prospectus describes the reorganization of the Vanguard Morgan Growth Fund (the “Morgan Growth Fund”) with and into the Vanguard U.S. Growth Fund (the “U.S. Growth Fund”) (each, a “Fund” and collectively, the “Funds”). The Morgan Growth Fund and the U.S. Growth Fund both have investment objectives to seek to provide long-term capital appreciation. We proposed the reorganization to simplify Vanguard’s fund lineup and to create a larger combined fund that we expect over time to achieve additional economies of scale and ultimately lower expenses.

The reorganization involves a few basic steps. First, the Morgan Growth Fund will transfer substantially all of its assets and all of its liabilities to the U.S. Growth Fund in exchange for shares of beneficial interest of the U.S. Growth Fund. Simultaneously, the Morgan Growth Fund will distribute such shares to its shareholders and the U.S. Growth Fund will open an account for each shareholder, crediting it with an amount of the U.S. Growth Fund’s Investor Shares or Admiral Shares equal in value to the Investor Shares or Admiral Shares, respectively, of the Morgan Growth Fund owned by each shareholder at the time of the reorganization. Thereafter, the Morgan Growth Fund will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law. These steps together are referred to in this information statement/prospectus as the “Reorganization.” As Morgan Growth Fund is the sole series of Vanguard Morgan Growth Fund, a Delaware statutory trust (“Morgan Growth Fund Trust”), following the termination of Morgan Growth Fund, Morgan Growth Fund Trust will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law.

The address for the Morgan Growth Fund and the U.S. Growth Fund is P.O. Box 2600, Valley Forge, PA 19482, and the telephone number is 610-669-1000 or 800-662-7447. The Morgan Growth Fund is a series of Vanguard Morgan Growth Fund, which is a Delaware statutory trust, and the U.S. Growth Fund is a series of Vanguard World Fund, which is also a Delaware statutory trust.

Read and Keep These Documents. Please read this entire information statement/ prospectus along with the enclosed U.S. Growth Fund prospectus, dated December 3, 2018, as supplemented. The prospectus sets forth concisely the information about the U.S. Growth Fund that a prospective investor ought to know before investing.

These documents contain information that is important to you, and you should keep them for future reference.

Additional Information Is Available. The U.S. Growth Fund’s Statement of Additional Information dated December 3, 2018, as supplemented, contains important information about the U.S. Growth Fund. It has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated into this information statement/prospectus by reference. In addition, the Morgan Growth Fund’s prospectus and Statement of Additional Information, each dated January 26, 2018, as supplemented, are incorporated by reference into and are considered part of this information statement/prospectus. The Statement of Additional Information relating to the Reorganization dated January 16, 2019, also is incorporated by reference into this information statement/prospectus. The audited financial statements and related independent registered public accounting firm’s report for the Morgan Growth Fund is contained in its annual report for the year ended September 30, 2018, and for the U.S. Growth Fund is contained in its annual report for the year ended August 31, 2018. The Morgan Growth Fund’s most recent semi-annual shareholder report is contained in the shareholder report for the period ended March 31, 2018. The U.S. Growth Fund’s most recent semi-annual shareholder report is contained in the shareholder report for the period ended February 28, 2018. You can obtain copies of these documents without charge by calling Vanguard at 800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the EDGAR database on SEC’s website (www.sec.gov).

The number of Morgan Growth Fund Investor Shares and Admiral Shares outstanding on December 31, 2018, was 145,534,925 and 120,761,974, respectively. The number of U.S. Growth Fund Investor Shares and Admiral Shares outstanding on December 31, 2018, was 115,965,180 and 60,740,275, respectively. This information statement/prospectus is expected to be first sent to shareholders on or about January 28, 2019.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OVERVIEW

This section summarizes key information concerning the proposed Reorganization. Keep in mind that more detailed information appears throughout this information statement/prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on November 29-30, 2018, the Board of Trustees for each Fund approved a plan to combine the Morgan Growth Fund with and into the U.S. Growth Fund. The plan calls for the Morgan Growth Fund to transfer substantially all of its assets and all of its liabilities to the U.S. Growth Fund in exchange for Investor Shares or Admiral Shares of the U.S. Growth Fund. Shareholders of the Morgan Growth Fund will receive distributions from the Morgan Growth Fund of Investor Shares or Admiral Shares of the U.S. Growth Fund equivalent in value to their investments at the time of the Reorganization. The closing of the Reorganization is currently expected to occur on or about April 5, 2019. The Morgan Growth Fund will then be dissolved, wound up, and terminated. The Reorganization will result in an exchange of your Investor Shares or Admiral Shares in the Morgan Growth Fund for new Investor Shares or Admiral Shares, respectively, of the U.S. Growth Fund, and it is expected to occur on a tax-free basis. The Boards of Trustees of the Funds have concluded that the proposed Reorganization is in the best interests of the Funds and will not dilute the interests of the Funds’ shareholders.

Investment Objectives, Strategies, and Risks of Each Fund. The investment objective of the Morgan Growth Fund is identical to the investment objective of the U.S. Growth Fund, while the principal investment strategies and principal risks of the Funds are similar.

Each Fund has an investment objective of seeking to provide long-term capital appreciation.

The Funds have similar principal investment strategies. The Morgan Growth Fund invests mainly in the stocks of mid- and large-capitalization U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market. The U.S. Growth Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the U.S. Growth Fund’s assets will be invested in securities issued by U.S. companies. Both Funds use multiple investment advisors.

The Funds have similar principal risks, which are as follows: stock market risk, investment style risk, and manager risk. However, the U.S. Growth Fund is also subject to asset concentration risk, which is the chance that, because the Fund tends to invest a higher percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

These investment objectives, strategies, and risks are discussed in detail under “Investment Practices and Risk Considerations.” Complete descriptions of the investment objectives, policies, strategies, and risks of the Morgan Growth Fund and the U.S. Growth Fund are contained in each Fund’s prospectus, along with any accompanying prospectus supplements, and Statement of Additional Information.

Investment Advisory Arrangements. Both Funds use multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Funds. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Funds. Different advisors may reach different conclusions on the same security.

The Funds currently utilize the following advisors:

Morgan Growth Fund

• Wellington Management Company LLP (“Wellington Management”) uses traditional methods of stock selection—fundamental research and analysis—to identify companies that it believes have above-average growth prospects. Research focuses on mid- and large-cap companies, evaluating and ranking each stock on a consistent set of growth, quality, and valuation criteria. Wellington Management seeks to build a portfolio with diversified sources of return with a balance of growth, quality, and valuation attributes.

• Jennison Associates LLC (“Jennison”) executes a research-driven investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers. Jennison seeks to invest in stocks of large-and mid-capitalization companies that have above-average growth in revenues, earnings, and cash flows and that are trading at attractive valuations. Securities in the portfolio are generally from companies that exhibit superior sales or unit growth, a strong market position, and a strong balance sheet.

• The Vanguard Group, Inc. (“Vanguard”) constructs a diversified portfolio of mid-and large-cap domestic growth stocks based on its assessment of the relative return potential of the securities. The advisor selects securities that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Vanguard manages the portfolio through the use of a quantitative process to evaluate all of the securities in the MSCI US Prime Market Growth Index, while seeking to maintain a risk profile similar to that of the Index. This process was developed by a team of Vanguard researchers and is continually evolving. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented. A team of portfolio managers utilizes the resulting process to determine which securities to buy and sell in the portfolio.

U.S. Growth Fund

• Baillie Gifford Overseas Ltd. (“Baillie Gifford”) follows an investment approach based on making long-term investments in well-researched and well-managed businesses with above-average growth potential. Baillie Gifford analyzes a company’s ability to grow at an above-average rate by considering the industry in which it operates, any sustainable competitive advantages the company has within that industry, the ability of management to execute on the market opportunity before them, and whether the company can fund growth with internally generated cash flows. Baillie Gifford also considers the valuation of the company to understand the extent to which the market has already appreciated these factors. Historically, Baillie Gifford has been willing to pay a premium to invest in companies it believes can deliver superior growth.

• Jackson Square Partners, LLC (“Jackson Square”) invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The advisor uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared with the intrinsic value of the securities. Jackson Square tends to hold a relatively focused portfolio with a limited number of stocks.

• Jennison executes a research-driven investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers. Jennison seeks to invest in stocks of large-capitalization companies with above-average growth in revenues, earnings, and cash flows that are trading at attractive valuations. Securities in the portfolio are generally from companies that exhibit superior sales or unit growth, a strong market position, and a strong balance sheet.

• Wellington Management employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management, and quality balance sheets. A disciplined valuation analysis follows to determine which securities are attractively priced.

The Funds operate under the terms of an SEC exemption whereby each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. As the Funds’ sponsor and overall manager, Vanguard may provide investment advisory services to a Fund, on an at-cost basis, at any time. Vanguard may also recommend to the Board of Trustees of each Fund that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised.

After the completion of the reorganization, QEG, who is currently an advisor of the Morgan Growth Fund, will be added to serve as a new advisor for the U.S. Growth Fund. QEG will serve along with four of the U.S. Growth Fund’s current advisors: Jennison, Wellington Management, Jackson Square, and Baillie Gifford. Jennison and Wellington Management are also currently advisors of the Morgan Growth Fund. Frontier Capital, who advises the Morgan Growth Fund, and William Blair, who advises the U.S. Growth Fund, no longer serve as advisors to those funds, or the combined fund.

For the combined fund, Wellington Management and Jennison will serve as co-lead advisors. We anticipate that the other three advisors, QEG, Jackson Square, and Baillie Gifford, would receive an approximately equal allocation. Retaining four of the five advisors currently aligned with the U.S. Growth Fund should maintain continuity of management, which we believe is in the best interest of shareholders of the Funds.

Service Arrangements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust, and through the trusts’ jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard’s total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Vanguard was established and operates under the Fifth Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). The Funds’ Service Agreement provides that each Fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital. As of September 30, 2018, the Morgan Growth Fund had contributed $824,000 in capital to Vanguard, representing 0.01% of the Fund’s net assets and 0.33% of Vanguard’s capitalization. As of August 31, 2018, the U.S. Growth Fund had contributed $530,000 in capital to Vanguard, representing 0.01% of the Fund’s net assets and 0.21% of Vanguard’s capitalization.

Additional information about the service agreements for each Fund appears under

“Additional Information About the Funds.”

Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, exchange, and conversion features of the Funds are identical.

Distribution Schedules. The Funds have identical distribution schedules. Income and capital gains distributions, if any, generally occur annually in December.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to closing the Reorganization, the Funds will receive a favorable opinion from legal counsel as to the foregoing income tax consequences of the Reorganization. Please see

“Investment Practices and Risk Considerations: Information About the Reorganization: Tax-Free Reorganization” for additional information.

Fees and Expenses

The tables below compare the fees and annualized expenses of Investor Shares and Admiral Shares of the Morgan Growth Fund as of September 30, 2017, and the U.S. Growth Fund as of August 31, 2017. The tables also show the estimated fees and expenses of Investor Shares and Admiral Shares of the combined fund, on a pro forma basis, as of August 31, 2018, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization please see “Expenses of the Reorganization”). The actual fees and expenses of the Funds and the combined fund as of the closing date may differ from those reflected in the tables below.

Investor Shares

Shareholder Fees (fees paid directly from your investment)

	Morgan Growth Fund	U.S. Growth Fund	U.S. Growth Fund
	Investor Shares	Investor Shares	Pro Forma
Combined Fund
Investor Shares

Sales Charge (Load)
Imposed on
Purchases	None	None	None

Purchase Fee	None	None	None

Sales Charge (Load)
Imposed on
Reinvested Dividends	None	None	None

Redemption Fee	None	None	None

Account Service Fee
(for certain fund
account balances
below $10,000)	$20/year	$20/year	$20/year

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Morgan Growth Fund	U.S. Growth Fund	U.S. Growth Fund
	Investor Shares	Investor Shares	Pro Forma
			Combined Fund
			Investor Shares

Management Fees	0.36%	0.40%	0.36%

12b-1 Distribution Fee	None	None	None

Other Expenses	0.02%	0.03%	0.02%

Total Annual Fund
Operating Expenses	0.38%	0.43%	0.38%

Examples

The following examples are intended to help you compare the cost of investing in Investor Shares of the Morgan Growth Fund, the U.S. Growth Fund, and the combined fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in each Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Morgan Growth Fund
Investor Shares	$39	$122	$213	$480
U.S. Growth Fund
Investor Shares	$44	$138	$241	$542
U.S. Growth Fund
Pro Forma Combined Fund
Investor Shares	$40	$125	$219	$493

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Admiral Shares

Shareholder Fees (fees paid directly from your investment)

	Morgan Growth Fund	U.S. Growth Fund	U.S. Growth Fund
	Admiral Shares	Admiral Shares	Pro Forma
Combined Fund
Admiral Shares

Sales Charge (Load)
Imposed on
Purchases	None	None	None

Purchase Fee	None	None	None

Sales Charge (Load)
Imposed on
Reinvested Dividends	None	None	None

Redemption Fee	None	None	None

Account Service Fee
(for certain fund
account balances
below $10,000)	$20/year	$20/year	$20/year

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Morgan Growth Fund	U.S. Growth Fund	U.S. Growth Fund
	Admiral Shares	Admiral Shares	Pro Forma
			Combined Fund
			Admiral Shares

Management Fees	0.27%	0.29%	0.27%

12b-1 Distribution Fee	None	None	None

Other Expenses	0.01%	0.01%	0.01%

Total Annual Fund
Operating Expenses	0.28%	0.30%	0.28%

Examples

The following examples are intended to help you compare the cost of investing in Admiral Shares of the Morgan Growth Fund, the U.S. Growth Fund, and the combined fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in each Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Morgan Growth Fund
Admiral Shares	$29	$90	$157	$356
U.S. Growth Fund
Admiral Shares	$31	$97	$169	$381
U.S. Growth Fund
Pro Forma Combined Fund
Admiral Shares	$29	$92	$162	$365

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund’s performance. During the most recent fiscal year ended September 30, 2018, the Morgan Growth Fund’s portfolio turnover rate was 47%. During the most recent fiscal year ended August 31, 2018, the U.S. Growth Fund’s portfolio turnover rate was 33%.

INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund’s prospectus and any accompanying prospectus supplements, and Statement of Additional Information. Please see the U.S. Growth Fund’s prospectus attached as Appendix B to this information statement/prospectus.

Investment Objective

The investment objective for the Funds is identical in that each Fund seeks to provide long-term capital appreciation.

The investment objectives of both Funds are fundamental and any change thereto would require shareholder approval of a majority of a Fund’s shares, meaning the lesser of (1) shares representing 67% or more of a Fund’s net assets voted, so long as shares representing more than 50% of a Fund’s net assets are present or represented by proxy, or (2) shares representing more than 50% of a Fund’s net assets.

Principal Investment Strategies

The Morgan Growth Fund invests mainly in the stocks of mid- and large-capitalization U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market. The asset-weighted median market capitalization of the Morgan Growth Fund’s stock portfolio as of September 30, 2018, was $84.7 billion.

The U.S. Growth Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities issued by U.S. companies. The asset-weighted median market capitalization of the U.S. Growth Fund’s stock portfolio as of August 31, 2018, was $68.5 billion.

Both Funds use multiple investment advisors.

Principal Risks

An investment in a Fund could lose money over short or long periods of time. You should expect a Fund’s share price and total return to fluctuate within a wide range.

Both Funds are subject to the following risks, which could affect a Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large-capitalization growth stocks (and mid-capitalization growth stocks for the Morgan Growth Fund) will trail returns from the overall stock market. Large-cap growth stocks (and mid-cap growth stocks for the Morgan Growth Fund) tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, mid-size companies are more sensitive to changing economic conditions.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.

The U.S. Growth Fund tends to invest a high percentage of assets in its ten largest holdings, and is subject to the following additional risk:

•Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Other Investment Policies and Risks

Although each Fund typically does not make significant investments in foreign securities, they reserve the right to invest a portion of their assets in foreign securities, which may include depositary receipts. U.S. Growth Fund may invest up to 20% of its assets in foreign securities, while Morgan Growth may invest up to 25%. Foreign securities may be traded on U.S. or foreign markets. To the extent that a Fund owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. A Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent a Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

Vanguard administers a small portion of each Fund’s assets to facilitate cash flows to and from each Fund’s advisors. Each Fund typically invests these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (“ETFs”), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. Each Fund may also purchase futures or ETFs when doing so will reduce a Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to a Fund its share of the costs of Vanguard operations.

Cash Management. Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures. Each Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in a Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with a Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Comparison of Investment Objectives, Investment Strategies, and Risks

The Morgan Growth Fund and the U.S. Growth Fund have an identical investment objective. Each Fund seeks to provide long-term capital appreciation. The combined fund will maintain the same investment objective. There is no guarantee that each Fund will achieve its stated objective.

The Funds have similar principal and other investment strategies. Both Funds invest mainly in large-capitalization stocks of U.S. companies, while the Morgan Growth Fund can also invest in mid-capitalization stocks of U.S. companies. Both Funds invest in U.S. companies and employ a fundamental stock selection process that emphasizes stocks with strong earnings potential. The U.S. Growth Fund has a policy that under normal circumstances, it will invest at least 80% of its assets in securities issued by U.S. companies. The combined fund will continue to utilize the principal and other investment strategies of the U.S. Growth Fund.

The Funds have similar principal and other risks. Since the U.S. Growth Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund has an asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. All of the other risks for both Funds are identical. The combined fund will continue to have the principal and other risks of the U.S. Growth Fund.

Investment Advisors and Portfolio Managers

The Funds use a multimanager approach. Each advisor independently manages its assigned portion of a Fund’s assets, subject to the supervision and oversight of Vanguard and each Fund’s Board of Trustees. Each Fund’s Board of Trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Under the terms of an SEC exemption, each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as each Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to each Board of Trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Each Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why each Fund’s Board of Trustees approved the Fund’s investment advisory agreements, see the most recent semiannual report to shareholders.

The following are the advisors for the Funds:

Morgan Growth Fund

• Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), 466 Lexington Avenue, New York, NY 10017, is an investment advisory firm founded in 1969. Jennison is an indirect wholly owned subsidiary of Prudential Financial, Inc. As of September 30, 2018, Jennison managed approximately $181 billion in assets.

• Wellington Management Company , 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.

Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets.

• The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of September 30, 2018, Vanguard served as advisor for approximately $4.3 trillion in assets.

The Morgan Growth Fund pays each of its investment advisors (other than Vanguard) a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Growth Index (for Jennison) or the Russell 3000 Growth Index (for Wellington Management), over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended September 30, 2018, the aggregate advisory fee represented an effective annual rate of 0.15% of the Morgan Growth Fund’s average net assets before a performance-based increase of less than 0.01%.

The managers primarily responsible for the day-to-day management of the Morgan Growth Fund are:

Kathleen A. McCarragher, Director, Managing Director, and Head of Growth Equity at Jennison. She has worked in investment management since 1982, has been with Jennison since 1998, and has managed a portion of the Fund since 2007 (co-managed since 2014). Ms. McCarragher has final authority over all aspects of the portion of the Fund that is managed by Jennison. Education: B.B.A., University of Wisconsin–Eau Claire; M.B.A., Harvard Business School.

Blair A. Boyer, Managing Director at Jennison. He has worked in investment management since 1983, has been with Jennison since 1993, and has co-managed a portion of the Fund since 2014. Education: B.A., Bucknell University; M.B.A., New York University.

Andrew J. Shilling, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994, has managed investment portfolios since 2000, and has managed a portion of the Fund since December 2018. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

James P. Stetler, Senior Portfolio Manager at Vanguard. He has been with Vanguard since 1982, has worked in investment management since 1996, and has managed investment portfolios, including a portion of the Fund, since 2003 (co-managed since 2012). Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He oversees the quantitative research team and develops portfolio strategies for equity and alternative asset classes. He has been with Vanguard since 2007 and has co-managed a portion of the Fund since 2016. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.

U.S. Growth Fund

• Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. As of September 30, 2018, Baillie Gifford & Co. managed approximately $256 billion in assets.

• Jackson Square Partners, LLC, 101 California Street, Suite 3750, San Francisco, CA 94111. As of September 30, 2018, Jackson Square’s Focus Growth Team managed approximately $21.1 billion in assets.

• Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), 466 Lexington Avenue, New York, NY 10017, is an investment advisory firm founded in 1969. Jennison is an indirect wholly owned subsidiary of Prudential Financial, Inc. As of September 30, 2018, Jennison managed approximately $181 billion in assets.

• Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets.

The U.S. Growth Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Growth Index (the S&P 500 Index for Baillie Gifford) over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended August 31, 2018, the aggregate advisory fee represented an effective annual rate of 0.17% of the U.S. Growth Fund’s average net assets before a performance-based increase of 0.01%.

The managers primarily responsible for the day-to-day management of the U.S. Growth Fund are:

Tom Slater, CFA, Partner, Head of U.S. Equities Team at Baillie Gifford. He has been with Baillie Gifford since 2000, has managed investment portfolios since 2003, and has co-managed a portion of the Fund since November 2015. Education: B.Sc., University of Edinburgh.

Gary Robinson, CFA, Investment Manager, U.S. Equities Team at Baillie Gifford. He has been with Baillie Gifford since 2003, has managed investment portfolios since 2006, and has managed a portion of the Fund since May 2015 (co-managed since November 2015). Education: M.Biochem., Oxford University.

Christopher J. Bonavico, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He has worked in investment management since 1988, has managed investment portfolios since 2005, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S., University of Delaware.

Christopher M. Ericksen, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He has worked in investment management since 1994, has managed investment portfolios since 2004, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S., Carnegie Mellon University.

Daniel J. Prislin, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He has worked in investment management since 1994, has managed investment portfolios since 1996, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S. and M.B.A., University of California at Berkeley.

Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer at Jackson Square. He has worked in investment management since 1980, has managed investment portfolios since 1984, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.A., California State University at Fullerton.

Kathleen A. McCarragher, Director, Managing Director, and Head of Growth Equity at Jennison. She has worked in investment management since 1982, has been with Jennison since 1998, and has co-managed a portion of the Fund since 2014. Ms. McCarragher has final authority over all aspects of the portion of the Fund that is managed by Jennison. Education: B.B.A., University of Wisconsin-Eau Claire; M.B.A., Harvard Business School.

Blair A. Boyer, Managing Director at Jennison. He has managed investment portfolios since 1989, has been with Jennison since 1993, and has co-managed a portion of the Fund since 2014. Education: B.A., Bucknell University; M.B.A., New York University.

Andrew J. Shilling, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994, has managed investment portfolios since 2000, and has managed a portion of the Fund since 2010. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

Comparison of Fundamental Investment Policies

The Funds have identical fundamental investment policies:

Borrowing – Each Fund may borrow money only as permitted by the Investment Company Act of 1940 (the “1940 Act”) or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Commodities – Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Diversification – With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration – Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Investment Objective – The investment objective of each Fund may not be materially changed without a shareholder vote.

Loans – Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Real Estate – Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities – Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Underwriting – Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the “1933” Act), in connection with the purchase and sale of portfolio securities.

INVESTMENT PERFORMANCE OF THE FUNDS

Investment Performance of Morgan Growth Fund

The following bar chart and table are intended to help you understand the risks of investing in the Morgan Growth Fund. The bar chart shows how the performance of the Morgan Growth Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Morgan Growth Fund’s Investor Shares and Admiral Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Morgan Growth Fund. Keep in mind that the Morgan Growth Fund’s past performance (before and after taxes) does not indicate how the Morgan Growth Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Morgan Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2018, was 17.40%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.17% (quarter ended March 31, 2012), and the lowest return for a quarter was –24.46% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017

	1 Year	5 Years	10 Years
Vanguard Morgan Growth Fund Investor Shares
Return Before Taxes	29.85%	16.44%	8.55%
Return After Taxes on Distributions	27.42	14.38	7.52
Return After Taxes on Distributions and Sale of Fund Shares	18.74	12.88	6.78
Vanguard Morgan Growth Fund Admiral Shares
Return Before Taxes	29.99%	16.57%	8.70%
Russell 3000 Growth Index	29.59%	17.16%	9.93%
(reflects no deduction for fees, expenses, or taxes)

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of U.S. Growth Fund

The following bar chart and table are intended to help you understand the risks of investing in the U.S. Growth Fund. The bar chart shows how the performance of the U.S. Growth Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the U.S. Growth Fund’s Investor Shares and Admiral Shares compare with those of relevant market indexes, which have investment characteristics similar to those of the U.S. Growth Fund. Keep in mind that the U.S. Growth Fund’s past performance (before and after taxes) does not indicate how the U.S. Growth Fund will perform in the future. Updated performance information is available on our website at vanguard.com/ performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard U.S. Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2018, was 18.84%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.23% (quarter ended March 31, 2012), and the lowest return for a quarter was –21.69% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard U.S. Growth Fund Investor Shares
Return Before Taxes	31.60%	16.76%	9.10%
Return After Taxes on Distributions	30.09	15.50	8.46
Return After Taxes on Distributions and Sale of Fund Shares	19.11	13.37	7.36
Vanguard U.S. Growth Fund Admiral Shares
Return Before Taxes	31.74%	16.92%	9.26%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 1000 Growth Index	30.21%	17.33%	10.00%
Standard & Poor’s 500 Index	21.83	15.79	8.50

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Share Price

Share price, also known as net asset value (“NAV”), is calculated each business day as of the close of regular trading on the New York Stock Exchange (or “Exchange”), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Purchases, Redemptions, and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Funds.

Purchase, Redemption, and	Morgan Growth Fund	U.S. Growth Fund
Exchange Features	Investor Shares	Investor Shares

Minimum initial purchase
amount	$3,000	$3,000

Additional investment purchase
amount	Generally $1	Generally $1

Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
application, by telephone, application, by telephone,
	or by mail	or by mail

Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
application, by telephone, application, by telephone,
	or by mail	or by mail

Free Exchange Privileges	Yes, through Vanguard’s	Yes, through Vanguard’s
	website, mobile	website, mobile
application, by telephone, application, by telephone,
	or by mail	or by mail

Purchase, Redemption, and	Morgan Growth Fund	U.S. Growth Fund
Exchange Features	Admiral Shares	Admiral Shares

Minimum initial purchase
amount[1]	$50,000	$50,000

Additional investment purchase
amount	Generally $1	Generally $1

Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
application, by telephone, application, by telephone,
	or by mail	or by mail

Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
application, by telephone, application, by telephone,
	or by mail	or by mail

Free Exchange Privileges	Yes, through Vanguard’s	Yes, through Vanguard’s
	website, mobile	website, mobile
application, by telephone, application, by telephone,
	or by mail	or by mail

1 If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Purchasing Shares

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (“NAV”) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (“NYSE”) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

Conversions From Investor Shares to Admiral™ Shares

Self-directed conversions. If your account balance in a Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional, and Vanguard retail-managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in a Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional, and Vanguard retail-managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect a Fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Payments to Financial Intermediaries

The Funds and their investment advisors do not pay financial intermediaries for sales of their shares.

Advisory Arrangements

The Funds use a multimanager approach. Each advisor independently manages its assigned portion of a Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s Board of Trustees. A Fund’s Board of Trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Under the terms of an SEC exemption, each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as a Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the Board of Trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Each Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the Board of Trustees approved each Fund’s investment advisory arrangements, see the most recent semiannual reports to shareholders.

Dividends, Capital Gains, and Taxes

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by a Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds’ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

This information statement/prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a Fund and increase the Fund’s costs for all shareholders, the Board of Trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Financial Highlights (audited)

The following financial highlights tables are intended to help you understand the U.S. Growth Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the most recent financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the U.S. Growth Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

U.S. Growth Fund Investor Shares
			Year Ended August 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.62	$30.32	$30.89	$31.03	$24.67
Investment Operations
Net Investment Income	.134[1]	.151[1]	.151	.169	.168
Net Realized and Unrealized Gain (Loss)
on Investments	9.394	5.590	1.944	2.168	6.303
Total from Investment Operations	9.528	5.741	2.095	2.337	6.471
Distributions
Dividends from Net Investment Income	(.146)	(.121)	(.147)	(.194)	(.111)
Distributions from Realized Capital Gains	(1.692)	(.320)	(2.518)	(2.283)	—
Total Distributions	(1.838)	(.441)	(2.665)	(2.477)	(.111)
Net Asset Value, End of Period	$43.31	$35.62	$30.32	$30.89	$31.03
Total Return[2]	27.64%	19.24%	6.89%	7.96%	26.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,582	$4,113	$3,794	$3,975	$4,038
Ratio of Total Expenses to Average Net Assets[3]	0.42%	0.43%	0.46%	0.47%	0.44%
Ratio of Net Investment Income to Average
Net Assets	0.35%	0.47%	0.50%	0.53%	0.59%
Portfolio Turnover Rate	33%	27%	32%	38%	36%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.02%, 0.03%, and (0.01%).

U.S. Growth Fund Admiral Shares
			Year Ended August 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$92.24	$78.52	$80.01	$80.37	$63.91
Investment Operations
Net Investment Income	.476[1]	.502[1]	.506	.563	.557
Net Realized and Unrealized Gain (Loss)
on Investments	24.323	14.480	5.018	5.607	16.293
Total from Investment Operations	24.799	14.982	5.524	6.170	16.850
Distributions
Dividends from Net Investment Income	(.375)	(.433)	(.499)	(.623)	(.390)
Distributions from Realized Capital Gains	(4.384)	(.829)	(6.515)	(5.907)	—
Total Distributions	(4.759)	(1.262)	(7.014)	(6.530)	(.390)
Net Asset Value, End of Period	$112.28	$92.24	$78.52	$80.01	$80.37
Total Return[2]	27.78%	19.42%	7.03%	8.12%	26.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,249	$3,791	$3,066	$2,421	$1,868
Ratio of Total Expenses to Average Net Assets[3]	0.30%	0.30%	0.32%	0.33%	0.30%
Ratio of Net Investment Income to Average
Net Assets	0.47%	0.60%	0.64%	0.67%	0.73%
Portfolio Turnover Rate	33%	27%	32%	38%	36%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.02%, 0.03%, and (0.01%).

Information About the Reorganization

At a meeting on November 29-30, 2018, the Boards of Trustees for the Funds discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the “Agreement and Plan”). The Vanguard World Fund (the “World Fund Trust”), the legal entity of which the U.S. Growth Fund is a series, and the Vanguard Morgan Growth Fund (the “Morgan Growth Fund Trust”), the legal entity of which the Morgan Growth Fund is a series, have entered into the Agreement and Plan, on behalf of the U.S. Growth Fund and Morgan Growth Fund, respectively.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization.

Three Steps to Reorganize. The Reorganization will be accomplished in a three-step process:

•First, the Morgan Growth Fund will transfer substantially all of its assets and liabilities to the U.S. Growth Fund in exchange for shares of beneficial interest in the U.S. Growth Fund.

•Second, and simultaneously with step one, the U.S. Growth Fund will open an account for each Morgan Growth Fund shareholder, then the Morgan Growth Fund will distribute to its shareholders an amount of Investor Shares or Admiral Shares of the U.S. Growth Fund equal in value to the Morgan Growth Fund Investor Shares or Admiral Shares, as appropriate, owned by such holder at the time of the Reorganization.

•Third, the Morgan Growth Fund will be dissolved and wound up promptly and terminated as a series of the Morgan Growth Fund Trust. The Morgan Growth Fund is the only series of the Morgan Growth Fund Trust and as such, following the termination of the Morgan Growth Fund, the Morgan Growth Fund Trust will also be dissolved, wound up, and terminated.

Until the closing date of the Reorganization, shareholders of the Morgan Growth Fund will be able to redeem their shares of the Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Investor Shares or Admiral Shares of the U.S. Growth Fund received by the shareholder in the Reorganization. It is also anticipated that shortly before the Reorganization is scheduled to occur, the Morgan Growth Fund will be closed for any investment, which will assist in processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the

Reorganization, please see the form of Agreement and Plan attached as Appendix A to this information statement/prospectus.

Effective as Soon as Practicable. The Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be completed on or about the close of business on April 5, 2019.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code. This means that none of the parties involved—the Morgan Growth Fund, the U.S. Growth Fund, or their respective shareholders—will recognize a gain or loss directly as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is indicated in the Agreement and Plan.

• Final distribution. Prior to the Reorganization, the Morgan Growth Fund will endeavor to distribute any remaining undistributed net income and/or realized capital gains.

• Payments of distributions. Following the Reorganization, U.S. Growth Fund shareholders (including former shareholders of the Morgan Growth Fund) will participate fully in the annual distributions and additional distributions, if any, made for the Investor Shares or Admiral Shares of the U.S. Growth Fund.

• Cost basis. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Morgan Growth Fund and the U.S. Growth Fund. Vanguard will provide certain cost basis information in connection with the Reorganization on its “Report of Organizational Actions Affecting Basis of Securities,” which will be available on vanguard.com a short time after the Reorganization.

Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at the end of each Fund’s respective fiscal year, neither Fund had any capital loss carryforwards or net realized losses to offset their respective future net capital gains. The capital gain or loss positions of each Fund may change significantly between now and the Reorganization Closing Date, expected to be approximately April 5, 2019.

Should the Morgan Growth Fund or U.S. Growth Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Morgan Growth Fund’s and/or the U.S. Growth Fund’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined fund, rather than only the shareholders of the Morgan Growth Fund and/or the U.S. Growth Fund; (2) the amount of Morgan Growth Fund’s carryforward that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Morgan Growth Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Morgan Growth Fund that had unrealized appreciation at the time of the Reorganization; and (3) any gains recognized after the Reorganization that are attributable to appreciation in the Morgan Growth Fund’s and/or the U.S. Growth Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforwards of the other Fund in the Reorganization.

Each Fund will continue its operations pursuant to its investment objective and policies through the Reorganization. The Funds may restructure their respective portfolios in anticipation of the Reorganization. Any type of restructuring done by either Fund prior to the closing of the Reorganization may incur potential transaction costs, which will be borne by the shareholders of the respective Fund. We expect that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

Expenses of the Reorganization. The Morgan Growth Fund will bear the expenses incurred in the Reorganization, which are expected to total $111,481. These expenses borne by the Morgan Growth Fund include the cost of the printing and mailing of this information statement and audit fees. The U.S. Growth Fund will not incur any expenses in the Reorganization.

Why We Want to Reorganize Your Funds. The purpose of the Reorganization is to combine the Morgan Growth Fund with and into the U.S. Growth Fund. The Morgan Growth Fund and the U.S. Growth Fund are both actively managed large-capitalization funds with a significant overlap in holdings and similar investment styles. The reorganization has been proposed to consolidate the assets of the Funds in order to simplify our fund lineup and create a larger combined fund, which we anticipate, over time, will achieve economies of scale. The Morgan Growth Fund is larger than the U.S. Growth Fund, the proposed reorganization offers Morgan Growth Fund shareholders an opportunity to invest in a larger combined fund with the same investment objective, similar expenses, and the combined utilization of multiple investment advisors.

First, the Reorganization provides benefits to each Fund’s shareholders. Each Fund is an actively managed large-capitalization growth fund, with a significant overlap in their holdings. U.S. Growth Fund shareholders will benefit from the lower expense ratio that is anticipated after the completion of the Reorganization. Morgan Growth Fund shareholders will retain a similar expense ratio, while being in an older fund. In addition, the U.S. Growth Fund strategy better aligns on the strategy of the combined fund.

Next, consolidating the assets of both Funds would simplify the Vanguard fund lineup and focus inflows to one Fund with similar characteristics. Both Funds have identical investment objectives of seeking to provide long-term capital appreciation. Finally, both Funds focus on the large-capitalization growth market segment, by investing primarily in equities of U.S. companies. The Reorganization of the Funds may result in sustainable growth of assets and could be a better alternative for investors.

Finally, the shareholders of the Funds should benefit from economies of scale of a larger, combined fund. Shareholders should benefit from eliminating duplicative expenses and spreading fixed costs over the larger asset base of the combined fund, which we anticipate over time, will achieve economies of scale. The U.S. Growth Fund currently has both higher management fees and overall expense ratio than the Morgan Growth Fund. However, it is anticipated that after the proposed Reorganization, the U.S. Growth Fund will have both similar management fees and overall expense ratio to the Morgan Growth Fund.

After the completion of the reorganization, QEG, who is currently an advisor of the Morgan Growth Fund, will be added to serve as a new advisor for the U.S. Growth Fund. QEG will serve along with four of the U.S. Growth Fund’s current advisors: Jennison, Wellington Management, Jackson Square, and Baillie Gifford. Jennison and Wellington Management are also currently advisors of the Morgan Growth Fund. Frontier Capital, who advises the Morgan Growth Fund, and William Blair, who advises the U.S. Growth Fund, no longer serve as advisors to those funds, or the combined fund.

For the combined fund, Wellington Management and Jennison will serve as co-lead advisors. We anticipate that the other three advisors, QEG, Jackson Square, and Baillie Gifford, would receive an approximately equal allocation. Retaining four of the five advisors currently aligned with the U.S. Growth Fund should maintain continuity of management, which we believe is in the best interest of shareholders of the Funds.

As a result of this Reorganization, there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes, since the Reorganization is expected to be a tax-free transaction.

Your Board of Trustees believes that it is in shareholders’ best interests to reorganize the Morgan Growth Fund with and into the U.S. Growth Fund, which will issue Investor Shares or Admiral Shares of the U.S. Growth Fund to shareholders of the Morgan Growth Fund. After the Reorganization, you will be a shareholder of the U.S. Growth Fund, and the Morgan Growth Fund, which will have no remaining assets, will be dissolved.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization. The Morgan Growth Fund Trust and World Fund Trust (the “Trusts”) are each organized as a Delaware statutory trust. The Funds are series of the Trusts, which are each an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of each Fund are managed under the direction of a Board of Trustees. The respective Boards of Trustees of each Fund have the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote for each dollar of net asset value and a fractional vote for each fractional dollar of net assets owned unless otherwise required by applicable law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.

Service Agreements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust, and through the trusts’ jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard’s total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The following is a description of the material terms of the current arrangements for the Funds with Vanguard.

Fees

Under the Funds’ Service Agreement, each Fund obtains, at cost, from Vanguard corporate management, administrative, transfer agency, investment advisory, and distribution services. Each Fund pays its share of Vanguard’s total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Capitalization of Vanguard

The Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital.

Comparing Service Fees and Capital Contributions. As of August 31, 2018, the U.S. Growth Fund had contributed $530,000 in capital to Vanguard, representing 0.01% of the Fund’s net assets and 0.21% of Vanguard’s capitalization. The U.S. Growth Fund’s capital investment in Vanguard would have been $1,333,000, representing less than 0.01% of the combined fund’s net assets and 0.53% of Vanguard’s capital overall, if the Funds had been combined as of August 31, 2018.

Capitalization. The following table shows, on an unaudited basis, the capitalization of each of the Funds as of August 31, 2018, and the capitalization of the U.S. Growth Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of Investor Shares or Admiral Shares of the Morgan Growth Fund that would be exchanged for the Investor Shares or Admiral Shares, respectively, of the U.S. Growth Fund if the Reorganization had been consummated on August 31, 2018. The examples do not reflect the number of such shares or the value of such shares that would actually be received when the Reorganization occurs.

Capitalization Table
(unaudited)
				Pro Forma
				Combined
	Morgan Growth	U.S. Growth		U.S. Growth
	Fund	Fund	Pro Forma	Fund
	Investor Shares	Investor Shares	Adjustments [1]	Investor Shares

Total Net Assets	$4,523,497,089	$4,582,251,228	($31,025)	$9,105,717,291
Total Number
of Shares
Outstanding	132,511,105	105,794,515	(28,073,100)	210,232,520
NAV Per Share	$34.14	$43.31		$43.31
1 Pro forma adjustments represent reorganization expenses incurred by Morgan Growth Fund.

Capitalization Table
(unaudited)
				Pro Forma
				Combined
	Morgan Growth	U.S. Growth		U.S. Growth
	Fund	Fund	Pro Forma	Fund
	Admiral Shares	Admiral Shares	Adjustments[1]	Admiral Shares

Total Net Assets	$11,730,408,552	$6,248,565,482	($80,456)	$17,978,893,578
Total Number
of Shares
Outstanding	110,760,215	55,652,500	(6,283,985)	160,128,730
NAV Per Share	$105.91	$112.28		$112.28

1 Pro forma adjustments represent reorganization expenses incurred by Morgan Growth Fund.

GENERAL INFORMATION

This section provides information on a number of topics relating to the information statement/prospectus.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Morgan Growth Fund and the U.S. Growth Fund are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.

Principal Shareholders. As of December 31, 2018, the Morgan Growth Fund had approximately $13,508,381,500 in net assets and 266,296,899 outstanding shares. As of the same date, the officers and trustees of the Morgan Growth Fund Trust, as a group, owned less than 1% of the outstanding shares of the Morgan Growth Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the Morgan Growth Fund:

Record Owner	Percentage of Outstanding
Shares Owned
Vanguard Diversified Equity Fund; Valley Forge, PA	6.16%
Vanguard STAR Fund; Valley Forge, PA	31.66%

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Admiral Shares of the Morgan Growth Fund:

Record Owner	Percentage of Outstanding
Shares Owned
Cox Enterprises, Inc.; Atlanta, GA	5.50%
Fidelity Investments Institutional Operations Co.; Covington, KY	8.20%

As of December 31, 2018, the U.S. Growth Fund had approximately $9,171,503,229 in net assets and 176,705,455 outstanding shares. As of the same date, the officers and trustees of the World Fund Trust, as a group, owned less than 1% of the outstanding shares of the U.S. Growth Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the U.S. Growth Fund:

Record Owner	Percentage of Outstanding
Shares Owned
Vanguard Diversified Equity Fund; Valley Forge, PA	5.98%
Vanguard STAR Fund; Valley Forge, PA	30.72%

As of the same date, no persons were known to be the record or beneficial owner of more than 5% of the outstanding Admiral Shares of the U.S. Growth Fund.

The percentages of the Investor Shares and Admiral Shares of the Morgan Growth Fund that would be owned by the above named shareholders upon completion of the Reorganization is expected to be less, as would the aggregate percentages of the Investor Shares and Admiral Shares of the U.S. Growth Fund.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the previous tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Obtaining Information From the SEC. The World Fund Trust and Morgan Growth Fund Trust are subject to the informational requirements of the Securities Act of 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with the SEC.

The reports and other information filed by the U.S. Growth Fund and the Morgan Growth Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _____ day of _____, 2019, by and between Vanguard World Fund (the “Acquiring Trust”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard U.S. Growth Fund (the “Acquiring Fund”) and Vanguard Morgan Growth Fund (the “Acquired Fund Trust,” and together with the Acquiring Trust, the “Trusts”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Morgan Growth Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Trust is an open-end management investment company registered under the 1940 Act;

WHEREAS, each of the Acquired Fund and Acquiring Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Trustees of the Acquired Fund Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable;

WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN

EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES, AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares (rounded to the third decimal place), determined in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 5.3.

1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges, and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund’s shares) of the Acquired Fund.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund’s Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will dissolve, wind up, and terminate in accordance with the Acquired Fund Trust’s Declaration of Trust and applicable law. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then-credited to the accounts of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund’s Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund Shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The Acquired Fund will then dissolve, wind up, and terminate in accordance with the Acquired Fund Trust’s Declaration of Trust and applicable law. As the Acquired Fund is the sole series of the Acquired Fund Trust, following the termination of the Acquired Fund, the Acquired Fund Trust will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.6. Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7. The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Acquired Fund Trust on behalf of the Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2. VALUATION

2.1. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquired Fund’s Declaration of Trust and then-current prospectus or Statement of Additional Information.

2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust and then-current prospectus or Statement of Additional Information.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by The Vanguard Group, Inc. (“VGI”).

3. CLOSING AND CLOSING DATE

3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be April 5, 2019, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

3.2. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3. The Acquired Fund shall direct the Custodian for the Acquired Fund (the “Acquired Fund Custodian”) to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund Trust on behalf of the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant

(as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding shares of the Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Acquired Fund Trust’s Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund’s shareholders’ names on the Acquiring Fund’s share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired Fund’s account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

3.5. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of the Acquiring Fund (the “Acquiring Fund Custodian”) of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

3.6. The Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

4.1. The Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.

4.2. The Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.3. The Acquired Fund represents and warrants to the Acquiring Fund that the financial statements of the Acquired Fund as of [ ] have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.4. The Acquired Fund represents and warrants to the Acquiring Fund that since

[ ], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.5. Since [ ], there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Acquired Fund’s organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

4.6. The Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.7. The Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is a series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

4.8. The Acquired Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed, and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

4.9. The Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund for use in the Registration Statement or any other materials provided by the Acquired Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

4.10. The Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

4.11. The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights.

4.12. The Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of the Acquiring Fund’s operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

4.13. The Acquiring Fund represents and warrants to the Acquired Fund that the current prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund and each prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.14. The Acquiring Fund represents and warrants to the Acquired Fund that the financial statements of the Acquiring Fund as of [_______________], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.15. The Acquiring Fund represents and warrants to the Acquired Fund that since

[ ], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

4.16. Since [ ], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

4.17. The Acquiring Fund represents and warrants to the Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.18. The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

4.19. The Acquiring Fund represents and warrants to the Acquired Fund that the Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

4.20. The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund’s Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

4.21. The Acquiring Fund represents and warrants to the Acquired Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3. The Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

5.4. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.6. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND

THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

6.1. The Board of Trustees of the Acquired Fund Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.

6.2. The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

6.3. On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.

6.4. The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.5. All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

6.6. The Acquiring Fund’s Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

6.7. The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations:

6.7.1. The acquisition by Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

6.7.2. Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

6.7.3. Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

6.7.4. Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Fund and assuming the liabilities of Acquired Fund in exchange solely for Acquiring Fund Shares.

6.7.5. The adjusted basis to Acquiring Fund of the assets of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Fund immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Acquired Fund’s taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Acquired Fund.

6.7.6. Acquiring Fund’s holding periods with respect to the assets of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquired Fund).

6.7.7. The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

6.7.8. The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund’s Shareholder in exchange therefor.

6.7.9. An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

6.7.10. Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

6.8. All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.9.The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

7. BROKERAGE FEES AND EXPENSES

7.1. The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

7.2. Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

(a) the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

(b) the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund.

10. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

11.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.2.This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.4. All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Trust. The Acquired Fund Trust on behalf of the Acquired Fund specifically acknowledges and agrees that any liability of the Acquired Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

11.5. All persons dealing with the Acquired Fund Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Acquired Fund Trust shall be liable for any claims against any other series of the Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Acquired Fund Trust shall be liable with respect thereto.

11.6. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD WORLD FUND, ON BEHALF
OF VANGUARD U.S. GROWTH FUND

Name: Anne E. Robinson	Name: Mortimer J. Buckley
Title: Secretary	Title: President and Chief Executive
Officer

ATTEST	VANGUARD MORGAN GROWTH FUND,
ON BEHALF OF VANGUARD MORGAN
GROWTH FUND

Name: Anne E. Robinson	Name: Mortimer J. Buckley
Title: Secretary	Title: President and Chief Executive
Officer

APPENDIX B

[U.S. GROWTH FUND PROSPECTUS]

Vanguard U.S. Growth Fund

Supplement Dated December 17, 2018 to the Prospectus and Summary Prospectus Dated December 3, 2018

Reorganization of Vanguard Morgan Growth Fund into Vanguard U.S. Growth Fund

The Board of Trustees of Vanguard World Fund (the Trust) has approved an agreement and plan of reorganization (the Agreement) whereby Vanguard Morgan Growth Fund, a series of Vanguard Morgan Growth Fund, would be reorganized with and into Vanguard U.S. Growth Fund, a series of the Trust.

After the closing of the reorganization, U.S. Growth Fund shareholders would benefit from the lower expense ratios currently applicable to Morgan Growth Fund. Shareholders would also benefit from the formation of a larger, combined fund, with an identical objective of seeking to provide long-term capital appreciation. The reorganization will consolidate the assets of the Funds, and streamline the Vanguard fund lineup. We anticipate that the reorganization will eliminate duplicative expenses and spread fixed costs over a larger asset base of the combined fund.

The reorganization does not require shareholder approval and is expected to close on or about April 5, 2019.

We anticipate that the reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Restructuring of the Investment Advisory Team

After the completion of the reorganization, Vanguard Quantitative Equity Group (QEG) will be added to serve as an advisor to the combined U.S. Growth Fund. The current advisors, Wellington Management Company LLP (Wellington Management), Jennison Associates LLC (Jennison), Jackson Square Partners, LLC (Jackson Square), and Baillie Gifford Overseas Ltd. (Baillie Gifford), will continue to serve as advisors to the combined fund. Jennison and Wellington

Management serve as advisors to both Funds. Both Funds operate under the terms of an SEC exemption, whereby each Fund’s Board of Trustees may, without prior approval from shareholders, hire a new advisor. Vanguard may also recommend to the Board of Trustees of the Funds that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

The Board of Trustees of the Trust has also approved a restructuring of the U.S. Growth Fund’s investment advisory team, removing William Blair Investment Management, LLC (William Blair), as an investment advisor for the Fund effective immediately. All references to William Blair and all other details and descriptions regarding William Blair’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are hereby deleted in their entirety.

© 2018 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor. PS 023 122018

Vanguard U.S. Growth Fund
Prospectus

December 3, 2018

Investor Shares & Admiral™ Shares
Vanguard U.S. Growth Fund Investor Shares (VWUSX)
Vanguard U.S. Growth Fund Admiral Shares (VWUAX)

This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2018.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	25
More on the Fund	7	Purchasing Shares	25
The Fund and Vanguard	15	Converting Shares	28
Investment Advisors	16	Redeeming Shares	29
Dividends, Capital Gains, and Taxes	19	Exchanging Shares	33
Share Price	21	Frequent-Trading Limitations	34
Financial Highlights	23	Other Rules You Should Know	36
		Fund and Account Updates	40
		Employer-Sponsored Plans	42
		Contacting Vanguard	43
		Additional Information	44
		Glossary of Investment Terms	45

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.40%	0.30%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	None
Total Annual Fund Operating Expenses	0.42%	0.30%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$43	$135	$235	$530
Admiral Shares	$31	$97	$169	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities issued by U.S. companies. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard U.S. Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2018, was 18.84%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.23% (quarter ended March 31, 2012), and the lowest return for a quarter was –21.69% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard U.S. Growth Fund Investor Shares
Return Before Taxes	31.60%	16.76%	9.10%
Return After Taxes on Distributions	30.09	15.50	8.46
Return After Taxes on Distributions and Sale of Fund Shares	19.11	13.37	7.36
Vanguard U.S. Growth Fund Admiral Shares
Return Before Taxes	31.74%	16.92%	9.26%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 1000 Growth Index	30.21%	17.33%	10.00%
Standard & Poor's 500 Index	21.83	15.79	8.50

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-

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deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

Baillie Gifford Overseas Ltd. (Baillie Gifford)

Jackson Square Partners, LLC (Jackson Square)

Jennison Associates LLC (Jennison)

Wellington Management Company LLP (Wellington Management)

William Blair Investment Management, LLC (William Blair)

Portfolio Managers

Gary Robinson, CFA, Investment Manager, U.S. Equities Team at Baillie Gifford. He
has managed a portion of the Fund since May 2015 (co-managed since November
2015).

Tom Slater, CFA, Partner, Head of U.S. Equities Team at Baillie Gifford. He has co-
managed a portion of the Fund since November 2015.

Christopher J. Bonavico, CFA, Portfolio Manager and Equity Analyst at Jackson Square.
He has co-managed a portion of the Fund since 2010.

Christopher M. Ericksen, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He
has co-managed a portion of the Fund since 2010.

Daniel J. Prislin, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He has co-
managed a portion of the Fund since 2010.

Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer at Jackson Square.
He has co-managed a portion of the Fund since 2010.

Kathleen A. McCarragher, Managing Director, and Head of Growth Equity at Jennison.
She has co-managed a portion of the Fund since 2014.

Blair A. Boyer, Managing Director at Jennison. He has co-managed a portion of the
Fund since 2014.

Andrew J. Shilling, CFA, Senior Managing Director and Equity Portfolio Manager of
Wellington Management. He has managed a portion of the Fund since 2010.

James Golan, CFA, Partner and Portfolio Manager of William Blair. He has co-managed a portion of the Fund since 2010.

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David Ricci, CFA, Partner and Portfolio Manager of William Blair. He has co-managed a portion of the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard U.S. Growth Fund’s expense ratios would be as follows: for Investor Shares, 0.43%, or $4.30 per $1,000 of average net assets;
for Admiral Shares, 0.30%, or $3.00 per $1,000 of average net assets. The average expense ratio for large-cap growth funds in 2017 was 1.10%, or $11.00 per $1,000 of average net assets (derived from data provided by Lipper, a
Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

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The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by U.S. companies. The Fund may change its 80% policy upon only 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of companies that, in the advisors’ opinion, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Fund generally focuses on companies that are considered large-cap by the Fund’s investment advisors.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund’s stock holdings as of August 31, 2018, was $68.5 billion.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns over various periods for the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus any change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio, such as the Fund, would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

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The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of the S&P 500 Index; you should not regard them as an indication of future performance of either the U.S. stock market as a whole or the Fund in particular.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-
average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time.
Growth and value stocks have historically produced similar long-term returns, though each style has periods when it outperforms the other.

The Fund is subject to investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.

Each advisor uses a different process to select securities for its portion of the Fund’s assets; however, each is committed to buying stocks of large companies that the advisor believes have above-average earnings growth potential. Under normal

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circumstances, the Fund will invest at least 80% of its assets in securities issued by U.S. companies.

Baillie Gifford follows an investment approach based on making long-term investments in well-researched and well-managed businesses with above-average growth potential. Baillie Gifford analyzes a company’s ability to grow at an above-average rate by considering the industry in which it operates, any sustainable competitive advantages the company has within that industry, the ability of management to execute on the market opportunity before them, and whether the company can fund growth with internally generated cash flows. Baillie Gifford also considers the valuation of the company to understand the extent to which the market has already appreciated these factors. Historically, Baillie Gifford has been willing to pay a premium to invest in companies it believes can deliver superior growth.

Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The advisor uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared with the intrinsic value of the securities. Jackson Square tends to hold a relatively focused portfolio with a limited number of stocks.

Jennison executes a research-driven investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers. Jennison seeks to invest in stocks of large-capitalization and mid-capitalization companies with above-average growth in revenues, earnings, and cash flows that are trading at attractive valuations. Securities in the portfolio are generally from companies that exhibit superior sales or unit growth, a strong market position, and a strong balance sheet.

Wellington Management employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management, and quality balance sheets. A disciplined valuation analysis follows to determine which securities are attractively priced.

William Blair uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the

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markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund‘s performance may be hurt disproportionately by the poor performance of relatively few stocks.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.

Other Investment Policies and Risks

In addition to investing in large-capitalization growth stocks, the Fund may make other kinds of investments to achieve its objective.

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard

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against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund‘s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-
traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

The Vanguard Group, Inc. (Vanguard) administers a small portion of the Fund‘s assets to facilitate cash flows to and from the Fund‘s advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the

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portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the

Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the

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long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of

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100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisors

The Fund uses a multimanager approach to invest its assets. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The Fund’s board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

• Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. As of August 31, 2018, Baillie Gifford & Co. managed approximately $255 billion in assets.

• Jackson Square Partners, LLC, 101 California Street, Suite 3750, San Francisco, CA 94111. As of August 31, 2018, Jackson Square’s Focus Growth Team managed approximately $20 billion in assets.

• Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), 466 Lexington Avenue, New York, NY 10017, is an investment advisory firm founded in 1969. Jennison is an indirect wholly owned subsidiary of Prudential Financial, Inc. As of August 31, 2018, Jennison managed approximately $182 billion in assets.

• Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of August 31, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets.

• William Blair Investment Management, LLC, 150 North Riverside Plaza, Chicago, IL

60606, is an investment advisory firm affiliated with William Blair & Company, L.L.C., an investment advisory firm founded in 1935. The firm manages assets for mutual funds, public and private employee benefits plans, foundations, and endowments. As of August 31, 2018, William Blair Investment Management managed approximately $62.2 billion in assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of

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each advisor’s portion of the Fund relative to that of the Russell 1000 Growth Index (the S&P 500 Index for Baillie Gifford) over the preceding 36-month period (a 60-month period for William Blair). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended August 31, 2018, the aggregate investment advisory fee represented an effective annual rate of 0.17% of the Fund’s average net assets before a performance-based increase of 0.01%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.

The managers primarily responsible for the day-to-day management of the Fund are:

Gary Robinson, CFA, Investment Manager, U.S. Equities Team at Baillie Gifford. He has been with Baillie Gifford since 2003, has managed investment portfolios since 2006, and has managed a portion of the Fund since May 2015 (co-managed since November 2015). Education: M.Biochem., Oxford University.

Tom Slater, CFA, Partner, Head of U.S. Equities Team at Baillie Gifford. He has been with Baillie Gifford since 2000, has managed investment portfolios since 2003, and has co-managed a portion of the Fund since November 2015. Education: B.Sc., University of Edinburgh.

Christopher J. Bonavico, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He has worked in investment management since 1988, has managed investment portfolios since 2005, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S., University of Delaware.

Christopher M. Ericksen, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He has worked in investment management since 1994, has managed

17

investment portfolios since 2004, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S., Carnegie Mellon University.

Daniel J. Prislin, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He has worked in investment management since 1994, has managed investment portfolios since 1996, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S. and M.B.A., University of California at Berkeley.

Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer at Jackson Square. He has worked in investment management since 1980, has managed investment portfolios since 1984, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.A., California State University at Fullerton.

Kathleen A. McCarragher, Managing Director, and Head of Growth Equity at Jennison. She has worked in investment management since 1982, has been with Jennison since 1998, and has co-managed a portion of the Fund since 2014. Ms. McCarragher has final authority over all aspects of the portion of the Fund that is managed by Jennison. Education: B.B.A., University of Wisconsin-Eau Claire; M.B.A., Harvard Business School.

Blair A. Boyer, Managing Director at Jennison. He has managed investment portfolios since 1989, has been with Jennison since 1993, and has co-managed a portion of the Fund since 2014. Education: B.A., Bucknell University; M.B.A., New York University.

Andrew J. Shilling, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994, has managed investment portfolios since 2000, and has managed a portion of the Fund since 2010. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

James Golan, CFA, Partner and Portfolio Manager of William Blair. He has worked in investment management since 1988, has been with William Blair and affiliates since 2000, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since 2010. Education: B.A., DePauw University; M.B.A., J.L. Kellogg Graduate School of Management, Northwestern University.

David Ricci, CFA, Partner and Portfolio Manager of William Blair. He has worked in investment management at William Blair and affiliates since 1994, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since 2011. Education: Sc.B., Brown University; M.B.A., Harvard Business School.

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The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

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• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

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General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last

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reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

U.S. Growth Fund Investor Shares
			Year Ended August 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.62	$30.32	$30.89	$31.03	$24.67
Investment Operations
Net Investment Income	.134[1]	.151[1]	.151	.169	.168
Net Realized and Unrealized Gain (Loss)
on Investments	9.394	5.590	1.944	2.168	6.303
Total from Investment Operations	9.528	5.741	2.095	2.337	6.471
Distributions
Dividends from Net Investment Income	(.146)	(.121)	(.147)	(.194)	(.111)
Distributions from Realized Capital Gains	(1.692)	(.320)	(2.518)	(2.283)	—
Total Distributions	(1.838)	(.441)	(2.665)	(2.477)	(.111)
Net Asset Value, End of Period	$43.31	$35.62	$30.32	$30.89	$31.03
Total Return[2]	27.64%	19.24%	6.89%	7.96%	26.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,582	$4,113	$3,794	$3,975	$4,038
Ratio of Total Expenses to Average Net Assets[3]	0.42%	0.43%	0.46%	0.47%	0.44%
Ratio of Net Investment Income to Average
Net Assets	0.35%	0.47%	0.50%	0.53%	0.59%
Portfolio Turnover Rate	33%	27%	32%	38%	36%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.02%, 0.03%, and (0.01%).

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U.S. Growth Fund Admiral Shares
			Year Ended August 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$92.24	$78.52	$80.01	$80.37	$63.91
Investment Operations
Net Investment Income	.476[1]	.502[1]	.506	.563	.557
Net Realized and Unrealized Gain (Loss)
on Investments	24.323	14.480	5.018	5.607	16.293
Total from Investment Operations	24.799	14.982	5.524	6.170	16.850
Distributions
Dividends from Net Investment Income	(.375)	(.433)	(.499)	(.623)	(.390)
Distributions from Realized Capital Gains	(4.384)	(.829)	(6.515)	(5.907)	—
Total Distributions	(4.759)	(1.262)	(7.014)	(6.530)	(.390)
Net Asset Value, End of Period	$112.28	$92.24	$78.52	$80.01	$80.37
Total Return[2]	27.78%	19.42%	7.03%	8.12%	26.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,249	$3,791	$3,066	$2,421	$1,868
Ratio of Total Expenses to Average Net Assets[3]	0.30%	0.30%	0.32%	0.33%	0.30%
Ratio of Net Investment Income to Average
Net Assets	0.47%	0.60%	0.64%	0.67%	0.73%
Portfolio Turnover Rate	33%	27%	32%	38%	36%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.02%, 0.03%, and (0.01%).

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them

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regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

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Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

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Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using

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the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

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By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund. For example, if you redeem $100 via a wire, you will receive the full $100, and your fund account will also be assessed the $10 fee by redeeming additional fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the fee amount. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the

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trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the

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close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

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Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

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Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in

34

other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

35

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe

36

that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally be provided on a Vanguard form and include:

• Signature(s) and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to

37

do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

38

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services account.*

• Accounts held through intermediaries.*

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* Please note that intermediaries, including Vanguard Brokerage Services, may charge a separate fee.

** The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

39

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

40

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard U.S. Growth Fund twice a year, in April and October. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisors.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

41

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

42

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

43

Vanguard Addresses

Please be sure to use the correct address and the correct form. Use of an incorrect address or form could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and	The Vanguard Group
Employer-Sponsored Plan Participants)	P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
U.S. Growth Fund
Investor Shares	1/6/1959	USGro	23	921910105
Admiral Shares	8/13/2001	USGroAdml	523	921910600

CFA® is a registered trademark owned by CFA Institute.

44

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund‘s board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

Russell 1000 Growth Index. An index that measures the performance of those Russell 1000 companies with higher price/book ratios and higher predicted growth rates.

45

Securities. Stocks, bonds, money market instruments, and other investments.

Standard & Poor’s 500 Index. A widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

46

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P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a participant in an employer-sponsored plan:
If you would like more information about Vanguard	The Vanguard Group
U.S. Growth Fund, the following documents are	Participant Services
available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders	Telephone: 800-523-1188; Text telephone for people
Additional information about the Fund’s investments is	with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
transactions, and/or account statements, please call:
strategies that significantly affected the Fund’s
performance during its last fiscal year.	Client Services Department
Telephone: 800-662-2739; Text telephone for people
Statement of Additional Information (SAI)
with hearing impairment: 800-749-7273
The SAI provides more detailed information about the
Fund and is incorporated by reference into (and thus	Information Provided by the Securities and
legally a part of) this prospectus.	Exchange Commission (SEC)
You can review and copy information about the Fund
To receive a free copy of the latest annual or semiannual	(including the SAI) at the SEC’s Public Reference Room in
report or the SAI, or to request additional information	Washington, DC. To find out more about this public
about the Fund or other Vanguard funds, please visit	service, call the SEC at 202-551-8090. Reports and other
vanguard.com or contact us as follows:	information about the Fund are also available in the
EDGAR database on the SEC’s website at www.sec.gov,
If you are an individual investor:
or you can receive copies of this information, for a fee, by
The Vanguard Group
electronic request at the following email address:
Investor Information Department
publicinfo@sec.gov, or by writing the Public Reference
P.O. Box 2600	Section, Securities and Exchange Commission,
Valley Forge, PA 19482-2600	Washington, DC 20549-1520.
Telephone: 800-662-7447; Text telephone for people
with hearing impairment: 800-749-7273	Fund’s Investment Company Act file number: 811-01027

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 023 122018

COMBINED INFORMATION STATEMENT/PROSPECTUS

TABLE OF CONTENTS
INTRODUCTION
Proposal Summary	COVER

OVERVIEW	1
The Proposed Reorganization	1
Investment Objectives, Strategies, and Risks of Each Fund	1
Investment Advisory Arrangements	2
Service Arrangements	4
Purchase, Redemption, Exchange, and Conversion Information	5
Distribution Schedules	5
Tax-Free Reorganization	5
Fees and Expenses	5
Portfolio Turnover	9

INVESTMENT PRACTICES AND RISK CONSIDERATIONS	10
Investment Objective	10
Principal Investment Strategies	10
Principal Risks	11
Other Investment Policies and Risks	11
Comparison of Investment Objectives,
Investment Strategies, and Risks	13
Investment Advisors and Portfolio Managers	13
Comparison of Fundamental Investment Policies	17
Investment Performance of the Funds	19
Share Price	22
Purchases, Redemptions and Exchanges of Fund Shares; Other
Shareholder Information	23
Payments to Financial Intermediaries	30
Advisory Arrangements	30
Dividends, Capital Gains, and Taxes	31

Frequent-Trading Limitations	32

Consolidated Financial Highlights	35
Information About the Reorganization	37

ADDITIONAL INFORMATION ABOUT THE FUNDS	41
Form of Organization	41
Trustees	41
Voting Rights	41
Independent Auditor	41
Service Agreements	41

GENERAL INFORMATION	44
Annual/Semiannual Reports	44
Principal Shareholders	44
Obtaining Information From the SEC	45

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B

U.S. GROWTH FUND PROSPECTUS

PART B

STATEMENT OF ADDITIONAL INFORMATION

     Vanguard Morgan Growth Fund A Series of Vanguard Morgan Growth Fund

P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

Vanguard U.S. Growth Fund
A Series of Vanguard World Fund
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

The date of this Statement of Additional Information is January 16, 2019.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Information Statement/Prospectus dated January 16, 2019, for use in connection with the Reorganization of Vanguard Morgan Growth Fund (“Morgan Growth Fund”) with and into Vanguard U.S. Growth Fund (“U.S. Growth Fund,” collectively with the Morgan Growth Fund, the “Funds”). A copy of the Information Statement/Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or by writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

This SAI relates specifically to the proposed Reorganization of the Morgan Growth Fund with and into the U.S. Growth Fund. The SAI consists of this cover page, the pro forma financial statements on the following pages, and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1) The Morgan Growth Fund prospectus dated January 26, 2018, as supplemented (Accession Number 0000932471-18-000143);

(2) The Statement of Additional Information for the Morgan Growth Fund dated January 26, 2018, as supplemented (Accession Number 0000932471-18-000143);

(3) The Statement of Additional Information for the U.S. Growth Fund dated December 3, 2018, as supplemented (Accession Number 0000932471-18-007530);

(4) Audited financial statements for the Morgan Growth Fund for the year ended September 30, 2018 (Accession Number 0000932471-18-007499);

(5) Audited financial statements for the U.S. Growth Fund for the year ended August 31, 2018 (Accession Number 0000932471-18-007310); and

(6) Pro Forma Financial Information.

Morgan Growth Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market			Market
			Value•			Value•
		Shares	($000)		Shares	($000)
Common Stocks (98.3%)[1]				Hyatt Hotels Corp.
Consumer Discretionary (18.2%)				Class A	130,089	10,354
*	Amazon.com Inc.	401,422	804,048	Lear Corp.	62,354	9,041
	Home Depot Inc.	1,599,902	331,420	* Chipotle Mexican Grill Inc.
*	Netflix Inc.	477,905	178,798	Class A	19,597	8,907
*	O’Reilly Automotive Inc.	456,109	158,416	* Liberty Media Corp-Liberty
	TJX Cos. Inc.	1,308,893	146,622	SiriusXM Class A	201,790	8,766
	Ross Stores Inc.	1,417,870	140,511	PulteGroup Inc.	212,987	5,276
	NIKE Inc. Class B	1,550,439	131,353	Tractor Supply Co.	44,202	4,017
	McDonald’s Corp.	755,178	126,334	* Norwegian Cruise Line
*	Booking Holdings Inc.	58,395	115,856	Holdings Ltd.	59,076	3,393
	Marriott International			Gentex Corp.	144,879	3,109
	Inc. Class A	648,852	85,668	Polaris Industries Inc.	21,926	2,213
	Domino’s Pizza Inc.	239,084	70,482	Starbucks Corp.	16,498	938
*,^	Tesla Inc.	266,126	70,462	* NVR Inc.	184	455
	Yum! Brands Inc.	642,230	58,385			2,976,644
	Kering SA	99,548	53,394	Consumer Staples (2.1%)
	Dollar General Corp.	370,909	40,540	Costco Wholesale Corp.	460,219	108,096
	Lowe’s Cos. Inc.	329,472	37,830	* Monster Beverage Corp. 1,418,875		82,692
	Advance Auto Parts Inc.	194,625	32,761	Estee Lauder Cos. Inc.
	Las Vegas Sands Corp.	538,374	31,942	Class A	452,329	65,732
*	Michael Kors Holdings Ltd. 451,673		30,967	Procter & Gamble Co.	350,473	29,170
*	LKQ Corp.	972,336	30,794	Kroger Co.	633,081	18,429
*,^	Eldorado Resorts Inc.	593,091	28,824	Lamb Weston Holdings
*	ServiceMaster Global			Inc.	209,947	13,983
	Holdings Inc.	447,054	27,731	* Herbalife Nutrition Ltd.	242,140	13,209
*	Ulta Beauty Inc.	87,575	24,707	Sysco Corp.	153,041	11,210
*	Dollar Tree Inc.	264,808	21,595	* US Foods Holding Corp.	244,515	7,536
	Aramark	415,568	17,878	PepsiCo Inc.	12,351	1,381
	Walt Disney Co.	151,141	17,674			351,438
*	Lululemon Athletica Inc.	104,900	17,045	Energy (2.8%)
*	Bright Horizons Family			Chevron Corp.	670,126	81,943
	Solutions Inc.	144,620	17,042	BP plc ADR	1,722,013	79,385
*	Burlington Stores Inc.	96,819	15,774	Pioneer Natural
	Texas Roadhouse Inc.			Resources Co.	349,909	60,951
	Class A	220,862	15,303	National Oilwell Varco
*	Liberty Global plc	498,991	14,051	Inc.	1,198,037	51,611
^	Sirius XM Holdings Inc.	2,069,970	13,082	Baker Hughes a GE Co.	1,382,877	46,783
*,^	Carvana Co. Class A	218,070	12,886	* Carrizo Oil & Gas Inc.	881,751	22,220

14

Morgan Growth Fund

		Market				Market
		Value•				Value•
	Shares	($000)			Shares	($000)
* Apergy Corp.	485,505	21,149		Thermo Fisher Scientific
Occidental Petroleum				Inc.	407,375	99,432
Corp.	237,753	19,536		Danaher Corp.	864,112	93,894
* Concho Resources Inc.	112,822	17,233		Gilead Sciences Inc.	1,036,679	80,042
Anadarko Petroleum Corp.	237,097	15,983		Baxter International Inc.	980,328	75,574
ConocoPhillips	197,650	15,298	*	ICON plc	452,949	69,641
* Continental Resources Inc. 207,979		14,201	*	Alexion Pharmaceuticals
HollyFrontier Corp.	198,334	13,863		Inc.	455,882	63,372
EOG Resources Inc.	5,849	746		AstraZeneca plc ADR	1,586,659	62,784
		460,902	*	Vertex Pharmaceuticals
Financials (6.3%)				Inc.	320,821	61,835
S&P Global Inc.	577,063	112,752		Cooper Cos. Inc.	209,621	58,096
American Express Co.	1,008,039	107,346		UnitedHealth Group Inc.	204,995	54,537
Intercontinental			*	Align Technology Inc.	107,066	41,886
Exchange Inc.	1,244,391	93,192	*	Intuitive Surgical Inc.	64,347	36,935
TD Ameritrade Holding				AbbVie Inc.	384,894	36,403
Corp.	1,465,306	77,412	*	Cerner Corp.	554,633	35,724
Bank of America Corp.	2,046,180	60,280	*	Centene Corp.	244,191	35,354
* Berkshire Hathaway Inc.			*	Nektar Therapeutics
Class B	278,663	59,665		Class A	526,480	32,094
Morgan Stanley	1,163,486	54,184	*	ABIOMED Inc.	69,686	31,341
FactSet Research				STERIS plc	263,622	30,158
Systems Inc.	229,727	51,392	*	Exact Sciences Corp.	341,777	26,973
JPMorgan Chase & Co.	424,610	47,913	*	PRA Health Sciences Inc.	217,767	23,996
Goldman Sachs Group Inc. 202,129		45,325	*	QIAGEN NV	627,577	23,773
Raymond James Financial			*	Insulet Corp.	213,995	22,673
Inc.	419,099	38,578	*	Waters Corp.	115,895	22,562
Nasdaq Inc.	399,903	34,312		Cigna Corp.	108,285	22,550
LPL Financial Holdings			*,^	TESARO Inc.	561,942	21,921
Inc.	488,398	31,507		Humana Inc.	63,157	21,380
Aon plc	198,552	30,533		Zoetis Inc.	218,671	20,022
Webster Financial Corp.	482,798	28,466		Teleflex Inc.	66,597	17,721
* E*TRADE Financial Corp.	543,333	28,465	*	WellCare Health Plans Inc. 48,052		15,400
Evercore Inc. Class A	273,632	27,514	*	Incyte Corp.	220,962	15,264
Moody’s Corp.	151,019	25,250	*	IQVIA Holdings Inc.	116,082	15,060
T. Rowe Price Group Inc.	150,914	16,477	*	Neurocrine Biosciences
Progressive Corp.	229,181	16,281		Inc.	121,122	14,892
MSCI Inc. Class A	80,337	14,253	*	DexCom Inc.	96,757	13,840
Comerica Inc.	91,026	8,211		Eli Lilly & Co.	126,185	13,541
Charles Schwab Corp.	158,890	7,809	*	Varian Medical Systems
Virtu Financial Inc. Class A 231,336		4,731		Inc.	96,793	10,834
Brown & Brown Inc.	120,226	3,555	*	Merit Medical Systems
				Inc.	151,893	9,334
		1,025,403
			*	Alkermes plc	208,658	8,855
Health Care (14.0%)
			*	DaVita Inc.	68,718	4,922
Bristol-Myers Squibb
			*	IDEXX Laboratories Inc.	4,033	1,007
Co.	3,375,350	209,542
* Edwards Lifesciences						2,296,743
Corp.	861,251	149,944	Industrials (7.8%)
* Illumina Inc.	377,659	138,624		Caterpillar Inc.	1,075,612	164,020
Amgen Inc.	643,391	133,369		Boeing Co.	435,184	161,845
Anthem Inc.	400,256	109,690		Raytheon Co.	647,395	133,791
Aetna Inc.	525,100	106,517		Roper Technologies Inc.	257,916	76,397
* BioMarin Pharmaceutical			*	IHS Markit Ltd.	1,323,068	71,393
Inc.	1,066,665	103,435	^	Fortive Corp.	787,620	66,451
				Emerson Electric Co.	791,626	60,623

15

Morgan Growth Fund

		Market			Market
		Value•			Value•
	Shares	($000)		Shares	($000)
Cintas Corp.	280,388	55,463	* Alibaba Group Holding
Parker-Hannifin Corp.	266,831	49,078	Ltd. ADR	933,637	153,826
Waste Connections Inc.	580,088	46,274	* Workday Inc. Class A	1,048,019	152,990
* HD Supply Holdings Inc.	793,510	33,954	* Worldpay Inc. Class A	1,495,633	151,463
Experian plc	1,265,018	32,461	NVIDIA Corp.	465,105	130,704
Union Pacific Corp.	194,053	31,598	SS&C Technologies
Lockheed Martin Corp.	81,616	28,236	Holdings Inc.	2,101,147	119,408
KAR Auction Services Inc.	410,347	24,494	Intuit Inc.	484,555	110,188
Knight-Swift			Tencent Holdings Ltd.	2,614,073	106,735
Transportation			Texas Instruments Inc.	870,398	93,385
Holdings Inc.	620,415	21,392	Activision Blizzard Inc.	1,047,725	87,160
* JetBlue Airways Corp.	1,042,393	20,181	* VeriSign Inc.	540,431	86,534
BWX Technologies Inc.	291,013	18,200	* ServiceNow Inc.	422,508	82,655
Rockwell Automation Inc.	95,777	17,960	NetApp Inc.	939,061	80,656
Allison Transmission			* Gartner Inc.	497,774	78,897
Holdings Inc.	301,778	15,695	Cisco Systems Inc.	1,587,547	77,234
Harris Corp.	87,822	14,860	* Square Inc.	722,609	71,546
Old Dominion Freight Line			* Fiserv Inc.	855,453	70,472
Inc.	88,683	14,301	* FleetCor Technologies
Expeditors International			Inc.	304,697	69,422
of Washington Inc.	182,403	13,412	* Red Hat Inc.	508,391	69,284
AO Smith Corp.	240,314	12,825	* Check Point Software
* Beacon Roofing Supply			Technologies Ltd.	586,388	69,000
Inc.	345,322	12,497	* Electronic Arts Inc.	522,217	62,922
Robert Half International			* VMware Inc. Class A	363,314	56,699
Inc.	176,589	12,428	DXC Technology Co.	502,691	47,012
* Copart Inc.	235,881	12,155	* WEX Inc.	229,117	45,998
* Teledyne Technologies Inc.	48,038	11,850	QUALCOMM Inc.	637,120	45,892
Huntington Ingalls			Broadcom Inc.	172,268	42,504
Industries Inc.	39,385	10,086	Maxim Integrated
* XPO Logistics Inc.	84,662	9,666	Products Inc.	737,438	41,584
Spirit AeroSystems			* Qorvo Inc.	507,429	39,016
Holdings Inc. Class A	75,664	6,936	* Guidewire Software Inc.	373,511	37,728
IDEX Corp.	28,443	4,285	* Palo Alto Networks Inc.	166,852	37,585
* CoStar Group Inc.	6,746	2,839	* Fortinet Inc.	400,783	36,980
CSX Corp.	31,933	2,365	* InterXion Holding NV	548,410	36,908
United Parcel Service Inc.			* Atlassian Corp. plc
Class B	13,410	1,566	Class A	383,773	36,896
* United Rentals Inc.	7,200	1,178	* Semtech Corp.	647,127	35,980
HEICO Corp. Class A	15,123	1,142	* Splunk Inc.	269,494	32,585
CH Robinson Worldwide Inc.	7,672	751	Accenture plc Class A	184,039	31,323
		1,274,648	Amphenol Corp. Class A	317,554	29,856
Information Technology (43.1%)			Marvell Technology
Microsoft Corp.	7,052,872	806,637	Group Ltd.	1,509,123	29,126
Apple Inc.	2,987,858	674,479	Jack Henry &
* Alphabet Inc. Class C	466,395	556,629	Associates Inc.	153,888	24,634
Visa Inc. Class A	2,514,625	377,420	* Yandex NV Class A	700,075	23,026
Mastercard Inc. Class A	1,642,522	365,642	Monolithic Power

16

Morgan Growth Fund

			Market				Market
			Value•				Value•
		Shares	($000)			Shares	($000)
*	Advanced Micro Devices				Sun Communities Inc.	74,633	7,578
	Inc.	567,415	17,528		UDR Inc.	109,113	4,411
	CDK Global Inc.	268,586	16,803		SL Green Realty Corp.	25,045	2,443
	Broadridge Financial						143,696
	Solutions Inc.	125,345	16,539	Telecommunication Services (0.0%)
	CDW Corp.	175,348	15,592	*	Zayo Group Holdings Inc.	75,767	2,631
*	Dell Technologies Inc.
	Class V	151,876	14,750	Utilities (0.0%)
*	Citrix Systems Inc.	132,210	14,697		NRG Energy Inc.	171,224	6,404
*,^	Match Group Inc.	253,000	14,651
				Total Common Stocks
*	Nutanix Inc.	284,058	12,135
				(Cost $9,866,505)			16,096,382
*	Silicon Laboratories Inc.	131,768	12,096
*	Twitter Inc.	384,906	10,954	Temporary Cash Investments (2.9%)[1]
*	2U Inc.	136,694	10,278	Money Market Fund (2.4%)
*	ON Semiconductor Corp.	555,304	10,234	[4,5] Vanguard Market
*	Zebra Technologies Corp.	55,635	9,838		Liquidity Fund, 2.209% 3,976,627		397,663
*	Cadence Design Systems
	Inc.	191,357	8,672
						Face
*	PTC Inc.	70,227	7,457
						Amount
*	F5 Networks Inc.	28,689	5,721
						($000)
			7,052,734
Materials (2.1%)				Repurchase Agreement (0.4%)
	CF Industries Holdings				Bank of America Securities,
	Inc.	1,269,959	69,136		LLC 2.270%, 10/1/18
^	Rio Tinto plc ADR	1,347,747	68,762		(Dated 9/28/18,
	FMC Corp.	522,661	45,566		Repurchase Value
	Ball Corp.	880,676	38,741		$69,313,000,
	Sherwin-Williams Co.	68,509	31,186		collateralized by
*	Allegheny Technologies				Government National
	Inc.	992,585	29,331		Mortgage Assn.
	Vulcan Materials Co.	192,130	21,365		3.000%– 6.000%,
	Martin Marietta Materials				8/20/31–8/15/58, with
	Inc.	104,424	19,000		value of $70,686,000)	69,300	69,300
	Freeport-McMoRan Inc.	925,572	12,884
	Steel Dynamics Inc.	269,306	12,170	U. S. Government and Agency Obligations (0.1%)
				6	United States Treasury
			348,141
					Bill, 2.034%–2.078%,
Other (1.0%)
					11/15/18	5,500	5,486
^,3	Vanguard Growth ETF	974,900	156,998
				6	United States Treasury
					Bill, 2.093%, 12/20/18	5,000	4,976
Real Estate (0.9%)
	American Tower Corp.	505,209	73,407				10,462
*	SBA Communications			Total Temporary Cash Investments
	Corp. Class A	143,646	23,074	(Cost $477,415)			477,425
*	CBRE Group Inc. Class A	303,064	13,365	Total Investments (101.2%)
	CubeSmart	393,397	11,224	(Cost $10,343,920)			16,573,807
	Vornado Realty Trust	112,251	8,194

17

Morgan Growth Fund

Amount
($000)
Other Assets and Liabilities (-1.2%)
Other Assets
Investment in Vanguard	824
Receivables for Investment
Securities Sold	42,308
Receivables for Accrued Income	4,096
Receivables for Capital Shares Issued	17,963
Other Assets	5,395
Total Other Assets	70,586
Liabilities
Payables for Investment
Securities Purchased	(74,183)
Collateral for Securities on Loan	(159,785)
Payable for Capital Shares Redeemed	(13,423)
Payables to Investment Advisor	(4,880)
Payables to Vanguard	(14,716)
Variation Margin Payable—
Future Contracts	(56)
Total Liabilities	(267,043)
Net Assets (100%)	16,377,350

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	9,017,817
Undistributed Net Investment Income	60,374
Accumulated Net Realized Gains	1,068,916
Unrealized Appreciation (Depreciation)
Investment Securities	6,229,887
Futures Contracts	355
Foreign Currencies	1
Net Assets	16,377,350

Amount
($000)
Investor Shares—Net Assets
Applicable to 132,077,968 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,537,064
Net Asset Value Per Share—
Investor Shares	$34.35

Admiral Shares—Net Assets
Applicable to 111,089,865 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,840,286
Net Asset Value Per Share—
Admiral Shares	$106.58
• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $149,004,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.4% and 1.8%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of this security represented 0.1% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $159,785,000 of collateral received for securities on loan.
6 Securities with a value of $7,871,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2018	1,236	180,394	355

See accompanying Notes, which are an integral part of the Financial Statements.

18

Morgan Growth Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	142,952
Dividends—Affiliated Issuers	1,678
Interest—Unaffiliated Issuers	1,302
Interest—Affiliated Issuers	4,734
Securities Lending—Net	975
Total Income	151,641
Expenses
Investment Advisory Fees—Note B
Basic Fee	21,863
Performance Adjustment	386
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,858
Management and Administrative—Admiral Shares	11,820
Marketing and Distribution—Investor Shares	609
Marketing and Distribution—Admiral Shares	547
Custodian Fees	164
Auditing Fees	38
Shareholders’ Reports and Proxy—Investor Shares	113
Shareholders’ Reports and Proxy—Admiral Shares	57
Trustees’ Fees and Expenses	24
Total Expenses	44,479
Expenses Paid Indirectly	(373)
Net Expenses	44,106
Net Investment Income	107,535
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,233,844
Investment Securities Sold—Affiliated Issuers	(54)
Futures Contracts	21,777
Foreign Currencies	(149)
Realized Net Gain (Loss)	1,255,418
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	1,816,659
Investment Securities—Affiliated Issuers	27,565
Futures Contracts	(2,379)
Foreign Currencies	(5)
Change in Unrealized Appreciation (Depreciation)	1,841,840
Net Increase (Decrease) in Net Assets Resulting from Operations	3,204,793
1 Dividends are net of foreign withholding taxes of $1,011,000.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Morgan Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	107,535	128,143
Realized Net Gain (Loss)	1,255,418	975,056
Change in Unrealized Appreciation (Depreciation)	1,841,840	1,283,043
Net Increase (Decrease) in Net Assets Resulting from Operations	3,204,793	2,386,242
Distributions
Net Investment Income
Investor Shares	(35,011)	(31,763)
Admiral Shares	(78,282)	(63,618)
Realized Capital Gain[1]
Investor Shares	(284,516)	(179,416)
Admiral Shares	(639,751)	(317,116)
Total Distributions	(1,037,560)	(591,913)
Capital Share Transactions
Investor Shares	(275,859)	(491,323)
Admiral Shares	1,494,639	503,058
Net Increase (Decrease) from Capital Share Transactions	1,218,780	11,735
Total Increase (Decrease)	3,386,013	1,806,064
Net Assets
Beginning of Period	12,991,337	11,185,273
End of Period[2]	16,377,350	12,991,337

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $82,554,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $60,374,000 and $72,679,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Morgan Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$29.83	$25.74	$25.29	$27.07	$24.26
Investment Operations
Net Investment Income	.209[1]	.277[1,2]	.207	.219	.187
Net Realized and Unrealized Gain (Loss)
on Investments	6.718	5.196	2.385	1.017	3.785
Total from Investment Operations	6.927	5.473	2.592	1.236	3.972
Distributions
Dividends from Net Investment Income	(.264)	(.208)	(.175)	(.191)	(.172)
Distributions from Realized Capital Gains	(2.143)	(1.175)	(1.967)	(2.825)	(.990)
Total Distributions	(2.407)	(1.383)	(2.142)	(3.016)	(1.162)
Net Asset Value, End of Period	$34.35	$29.83	$25.74	$25.29	$27.07

Total Return[3]	24.54%	22.39%	10.48%	4.76%	16.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,537	$4,177	$4,063	$4,077	$4,580
Ratio of Total Expenses to Average Net Assets[4]	0.37%	0.38%	0.38%	0.40%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.66%	1.02%[2]	0.81%	0.80%	0.72%
Portfolio Turnover Rate	47%	48%	51%	41%	52%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.16%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, (0.01%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Morgan Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$92.45	$79.80	$78.42	$83.97	$75.26
Investment Operations
Net Investment Income	.746[1]	.943[1,2]	.726	.804	.719
Net Realized and Unrealized Gain (Loss)
on Investments	20.840	16.076	7.402	3.123	11.722
Total from Investment Operations	21.586	17.019	8.128	3.927	12.441
Distributions
Dividends from Net Investment Income	(.813)	(.730)	(.656)	(.727)	(.664)
Distributions from Realized Capital Gains	(6.643)	(3.639)	(6.092)	(8.750)	(3.067)
Total Distributions	(7.456)	(4.369)	(6.748)	(9.477)	(3.731)
Net Asset Value, End of Period	$106.58	$92.45	$79.80	$78.42	$83.97

Total Return[3]	24.68%	22.48%	10.60%	4.88%	17.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,840	$8,814	$7,122	$6,806	$6,250
Ratio of Total Expenses to Average Net Assets[4]	0.27%	0.28%	0.28%	0.27%	0.26%
Ratio of Net Investment Income to
Average Net Assets	0.76%	1.12%[2]	0.91%	0.93%	0.86%
Portfolio Turnover Rate	47%	48%	51%	41%	52%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.134 and 0.16%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, (0.01%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin

23

Morgan Growth Fund

requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates

24

Morgan Growth Fund

counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Jennison Associates LLC, and Frontier Capital Management Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 3000 Growth Index for the preceding three years. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,218,000 for the year ended September 30, 2018.

25

Morgan Growth Fund

For the year ended September 30, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $386,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $824,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2018, these arrangements reduced the fund’s management and administrative expenses by $368,000 and custodian fees by $5,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	15,816,464	279,918	—
Temporary Cash Investments	397,663	79,762	—
Futures Contracts—Liabilities[1]	(56)	—	—
Total	16,214,071	359,680	—
1 Represents variation margin on the last day of the reporting period.

26

Morgan Growth Fund

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	84,006
Undistributed (Overdistributed) Net Investment Income	(6,547)
Accumulated Net Realized Gains (Losses)	(77,459)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	119,966
Undistributed Long-Term Gains	1,024,024
Capital Loss Carryforwards	—
Net Unrealized Gains (Losses)	6,229,241

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	10,344,567
Gross Unrealized Appreciation	6,318,272
Gross Unrealized Depreciation	(89,032)
Net Unrealized Appreciation (Depreciation)	6,229,240

G. During the year ended September 30, 2018, the fund purchased $7,102,348,000 of investment securities and sold $6,648,418,000 of investment securities, other than temporary cash investments.

27

Morgan Growth Fund

H. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	858,804	27,445	389,859	14,339
Issued in Lieu of Cash Distributions	311,810	10,563	207,382	8,416
Redeemed	(1,446,473)	(45,967)	(1,088,564)	(40,543)
Net Increase (Decrease)—Investor Shares	(275,859)	(7,959)	(491,323)	(17,788)
Admiral Shares
Issued	2,477,220	25,379	1,161,157	13,763
Issued in Lieu of Cash Distributions	664,366	7,259	352,218	4,614
Redeemed	(1,646,947)	(16,888)	(1,010,317)	(12,291)
Net Increase (Decrease)—Admiral Shares	1,494,639	15,750	503,058	6,086

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Net	Change			Sept. 30,
	2017		from Realized		in Net		Capital Gain	2018
	Market Purchases Securities			Gain Unrealized			Distributions	Market
	Value	at Cost	Sold	(Loss) App. (Dep.) Income			Received	Value
	($000)	($000)	($000)	($000)	($000)	($000) ($000)		($000)
Vanguard
Growth ETF	129,418	—	—	—	27,580	1,678	—	156,998
Vanguard Market
Liquidity Fund	388,722	NA1	NA1	(54)	(15)	4,734	—	397,663
Total	518,140			(54)	27,565	6,412	—	554,661

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

28

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market			Market
			Value•			Value•
		Shares	($000)		Shares	($000)
Common Stocks (95.3%)[1]				Estee Lauder Cos. Inc.
Consumer Discretionary (15.8%)				Class A	239,692	33,586
*	Amazon.com Inc.	237,834	478,691	Coca-Cola Co.	683,700	30,472
*	Netflix Inc.	367,634	135,172	Costco Wholesale Corp.	81,408	18,979
*	TripAdvisor Inc.	2,416,339	131,231			241,105
	Dollar General Corp.	1,177,700	126,874	Energy (0.2%)
	Home Depot Inc.	590,888	118,633	EOG Resources Inc.	158,000	18,680
	Hasbro Inc.	1,137,676	112,983
*	Liberty Global plc	3,932,514	101,813	Financials (8.5%)
*	Booking Holdings Inc.	28,008	54,659	Intercontinental
*	O’Reilly Automotive Inc.	160,486	53,830	Exchange Inc.	2,660,162	202,784
^	Tesla Inc.	167,865	50,638	KKR & Co. Inc. Class A	5,619,694	146,562
	McDonald’s Corp.	272,406	44,192	Charles Schwab Corp.	2,107,131	107,021
*	Wayfair Inc.	310,066	41,912	CME Group Inc.	511,585	89,389
	Ross Stores Inc.	417,541	39,992	MarketAxess Holdings
	Hilton Worldwide			Inc.	331,733	62,970
	Holdings Inc.	513,965	39,894	* Markel Corp.	43,153	52,163
*	Live Nation			Progressive Corp.	755,605	51,026
	Entertainment Inc.	658,100	32,694	TD Ameritrade Holding
*	Liberty Global plc			Corp.	726,727	42,564
	Class A	900,014	24,129	MSCI Inc. Class A	224,011	40,380
	Las Vegas Sands Corp.	318,098	20,810	Marsh & McLennan
	Starbucks Corp.	346,700	18,531	Cos. Inc.	428,276	36,245
*,^	Under Armour Inc.			First Republic Bank	217,610	22,107
	Class A	763,853	15,621	Bank of America Corp.	636,668	19,692
	NIKE Inc. Class B	186,211	15,307	Interactive Brokers
	Marriott International Inc.			Group Inc.	184,329	11,458
	Class A	108,937	13,777	Morgan Stanley	214,203	10,460
^	Stitch Fix Inc. Class A	310,840	12,614	JPMorgan Chase & Co.	80,211	9,191
	Kering SA	20,422	11,123	Goldman Sachs
	Chegg Inc.	283,676	9,185	Group Inc.	37,808	8,991
	Under Armour Inc.	330,088	6,262	S&P Global Inc.	23,483	4,862
			1,710,567			917,865
Consumer Staples (2.2%)				Health Care (12.1%)
*	Monster Beverage Corp. 1,620,453		98,669	UnitedHealth Group Inc.	1,016,859	272,986
	Constellation Brands Inc.			* Biogen Inc.	582,997	206,084
	Class A	285,298	59,399	* Illumina Inc.	490,524	174,053
				* IQVIA Holdings Inc.	1,272,118	161,673

15

U.S. Growth Fund

			Market			Market
			Value•			Value•
		Shares	($000)		Shares	($000)
*	Edwards Lifesciences			NOW Inc.	438,702	7,541
	Corp.	455,460	65,696	Caterpillar Inc.	50,077	6,953
	Bristol-Myers Squibb Co. 1,052,113		63,705			727,842
*	ABIOMED Inc.	136,918	55,668	Information Technology (46.9%)
	Zoetis Inc.	526,800	47,728	Microsoft Corp.	6,467,924	726,542
*	DexCom Inc.	295,704	42,694	Mastercard Inc. Class A	2,023,696	436,228
	Thermo Fisher Scientific			* Alphabet Inc. Class C	307,816	374,978
	Inc.	164,830	39,411	Visa Inc. Class A	2,464,912	362,071
	Stryker Corp.	204,900	34,716	* PayPal Holdings Inc.	3,412,237	315,052
	Vertex Pharmaceuticals			* Alphabet Inc. Class A	191,114	235,414
	Inc.	117,936	21,747	Apple Inc.	991,908	225,788
	Dentsply Sirona Inc.	523,606	20,902	* Facebook Inc. Class A	1,212,916	213,146
	BioMarin			* Autodesk Inc.	1,287,152	198,672
	Pharmaceutical Inc.	133,733	13,371	* Take-Two Interactive
	Alnylam Pharmaceuticals			Software Inc.	1,095,395	146,301
	Inc.	108,266	13,281	* eBay Inc.	4,147,753	143,554
	Novocure Ltd.	276,190	12,442	* Adobe Systems Inc.	528,506	139,267
	Celgene Corp.	118,159	11,160	* Alibaba Group Holding
	Glaukos Corp.	151,567	10,363	Ltd. ADR	742,762	129,991
	Penumbra Inc.	64,069	8,896	* Electronic Arts Inc.	1,142,283	129,546
	Alexion Pharmaceuticals			* salesforce.com Inc.	583,470	89,084
	Inc.	69,243	8,464	* Arista Networks Inc.	289,498	86,554
	Centene Corp.	46,529	6,816	Applied Materials Inc.	1,995,563	85,849
	Agios Pharmaceuticals			* ServiceNow Inc.	418,599	82,196
	Inc.	81,486	6,578	* FleetCor Technologies
^	Denali Therapeutics Inc.	325,427	6,388	Inc.	377,329	80,650
	Intuitive Surgical Inc.	8,693	4,868	Activision Blizzard Inc.	1,071,837	77,279
	AstraZeneca plc ADR	85,907	3,294	* Workday Inc. Class A	420,368	64,964
			1,312,984	CDW Corp.	629,835	55,148
Industrials (6.7%)				Global Payments Inc.	422,899	52,685
	FedEx Corp.	574,179	140,071	GrubHub Inc.	359,272	51,775
	TransUnion	951,712	71,664	NVIDIA Corp.	181,361	50,904
	Equifax Inc.	533,387	71,458	Microchip Technology
*	IHS Markit Ltd.	1,048,055	57,643	Inc.	546,794	47,041
	Lockheed Martin Corp.	165,749	53,108	Accenture plc Class A	268,300	45,361
	Fortive Corp.	476,721	40,035	Alliance Data Systems
	Northrop Grumman Corp.	116,140	34,667	Corp.	165,684	39,529
*	Verisk Analytics Inc.			* Red Hat Inc.	266,927	39,433
	Class A	280,400	33,393	SS&C Technologies
	AMETEK Inc.	425,314	32,732	Holdings Inc.	651,873	38,682
	Raytheon Co.	163,100	32,529	Texas Instruments Inc.	313,800	35,271
*	Copart Inc.	344,500	22,155	* 2U Inc.	387,850	34,658
	Boeing Co.	58,164	19,938	Intuit Inc.	142,800	31,340
*	TransDigm Group Inc.	54,400	19,040	* Gartner Inc.	180,886	27,089
	Fortune Brands Home			* Zillow Group Inc.	549,506	26,733
	& Security Inc.	339,361	17,979	Tencent Holdings Ltd.
	Watsco Inc.	92,030	16,104	ADR	618,049	26,663
	CoStar Group Inc.	28,647	12,667	Spotify Technology SA	122,528	23,222
	Wabtec Corp.	98,684	10,689	Tencent Holdings Ltd.	489,399	21,038
	Canadian National			Tableau Software Inc.
	Railway Co.	108,848	9,678	Class A	121,346	13,574
	HEICO Corp. Class A	121,263	9,034	Shopify Inc.	90,895	13,241
	Parker-Hannifin Corp.	49,911	8,764	Cognex Corp.	225,105	12,111

16

U.S. Growth Fund

Market	Market
Value•	Value•
Shares	($000)	Shares	($000)
Ellie Mae Inc.	107,895	11,369	Temporary Cash Investments (4.1%)[1]
Trade Desk Inc. Class A	74,977	10,638	Money Market Fund (3.5%)
New Relic Inc.	96,415	9,908	[5,6] Vanguard Market
Square Inc.	94,110	8,342	Liquidity Fund,
Broadcom Inc.	32,292	7,073	2.153%	3,798,430	379,919
5,075,954
Materials (0.7%)
Face
Praxair Inc.	215,400	34,074
Amount
Sherwin-Williams Co.	64,725	29,487
($000)
Martin Marietta
Materials Inc.	39,310	7,812	Repurchase Agreement (0.3%)
Bank of America Securities,
71,373
LLC 1.970%, 9/4/18
Other (0.0%)
(Dated 8/31/18,
*,§,2 WeWork Class A PP	19,046	1,189
Repurchase Value
3	Vanguard Growth ETF	3,100	498
$38,508,000,
1,687	collateralized by Federal
Real Estate (2.2%)	National Mortgage Assn.
Crown Castle	4.000%, 7/1/47 and
International Corp.	935,148	106,635	Federal Home Loan
American Tower Corp.	390,716	58,264	Mortgage Corp. 4.000%,
Equinix Inc.	128,874	56,206	3/1/48, with a value of
*	SBA Communications	$39,270,000)	38,500	38,500
Corp. Class A	56,300	8,739
^	Redfin Corp.	433,340	8,584	U. S. Government and Agency Obligations (0.3%)
238,428	7	United States Treasury
Total Common Stocks	Bill, 2.033%, 11/23/18	15,000	14,932
(Cost $6,095,055)	10,316,485	7	United States Treasury
Bill, 2.093%, 12/20/18	13,000	12,919
Preferred Stocks (0.9%)
27,851
*,§,2,4 Uber Technologies PP,
8.00%	999,588	43,432	Total Temporary Cash Investments
*,§,2,4 WeWork Pfd. D1 PP	260,418	16,255	(Cost $446,173)	446,270
*,§,2,4 Airbnb Inc., 8.00%	128,123	14,815	Total Investments (100.3%)
*,§,2,4 WeWork Pfd. D2 PP	204,614	12,772	(Cost $6,587,867)	10,859,959
*,§,2,4 Pinterest Prf G PP,
8.00%	1,596,475	9,930
Total Preferred Stocks
(Cost $46,639)	97,204

17

U.S. Growth Fund

	Amount		Amount
	($000)		($000)
Other Assets and Liabilities (-0.3%)		Admiral Shares—Net Assets
Other Assets		Applicable to 55,652,500 outstanding
Investment in Vanguard	530	$.001 par value shares of beneficial
Receivables for Accrued Income	8,087	interest (unlimited authorization)	6,248,559
Receivables for Capital Shares Issued	13,959	Net Asset Value Per Share—
Variation Margin Receivable—		Admiral Shares	$112.28
Futures Contracts	135
Other Assets	83	• See Note A in Notes to Financial Statements.
Total Other Assets	22,794	* Non-income-producing security.
		^ Includes partial security positions on loan to broker-dealers.
Liabilities		The total value of securities on loan is $19,826,000.
Payables for Investment Securities		§ Security value determined using significant
Purchased	(9,689)	unobservable inputs.
Collateral for Securities on Loan	(20,372)	1 The fund invests a portion of its cash reserves in equity
Payables to Investment Advisor	(4,147)	markets through the use of index futures contracts. After
Payables for Capital Shares Redeemed	(8,145)	giving effect to futures investments, the fund’s effective
Payables to Vanguard	(9,593)	common stock and temporary cash investment positions
Other Liabilities	(2)	represent 98.2% and 1.2%, respectively, of net assets.
Total Liabilities	(51,948)	2 Restricted securities totaling $98,393,000, representing
		0.9% of net assets. See Restricted Securities table for
Net Assets (100%)	10,830,805	additional information.
		3 Considered an affiliated company of the fund as the issuer
		is another member of The Vanguard Group.
At August 31, 2018, net assets consisted of:		4 Perpetual security with no stated maturity date.
	Amount	5 Includes $20,372,000 of collateral received for securities
	($000)	on loan.
Paid-in Capital	5,962,334	6 Affiliated money market fund available only to Vanguard funds
Undistributed Net Investment Income	15,412	and certain trusts and accounts managed by Vanguard. Rate
Accumulated Net Realized Gains	570,540	shown is the 7-day yield.
Unrealized Appreciation (Depreciation)		7 Securities with a value of $12,887,000 have been segregated
Investment Securities	4,272,092	as initial margin for open futures contracts.
Futures Contracts	10,427	ADR—American Depositary Receipt.
Foreign Currencies	—	PP—Private Placement.
Net Assets	10,830,805

Investor Shares—Net Assets
Applicable to 105,794,515 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,582,246
Net Asset Value Per Share—
Investor Shares	$43.31

18

U.S. Growth Fund

Restricted Securities as of Period End

				Acquisition
			Acquisition	Cost
Security Name			Date	($000)
Uber Technologies PP			June 2014	15,507
WeWork Pfd. D1 PP		December 2014		4,336
WeWork Pfd. D2 PP		December 2014		3,407
WeWork Class A PP		December 2014		317
Pinterest Prf G PP			March 2015	11,461
Airbnb Inc.			June 2015	11,928

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	1,796	260,609	9,411
E-mini S&P Mid-Cap 400 Index	September 2018	262	53,595	1,016
				10,427

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	62,503
Dividends—Affiliated Issuers	5
Interest—Unaffiliated Issuers	697
Interest—Affiliated Issuers	5,302
Securities Lending—Net	1,441
Total Income	69,948
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,434
Performance Adjustment	516
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,549
Management and Administrative—Admiral Shares	5,899
Marketing and Distribution—Investor Shares	578
Marketing and Distribution—Admiral Shares	288
Custodian Fees	87
Auditing Fees	42
Shareholders’ Reports and Proxy—Investor Shares	143
Shareholders’ Reports and Proxy—Admiral Shares	50
Trustees’ Fees and Expenses	17
Total Expenses	32,603
Expenses Paid Indirectly	(254)
Net Expenses	32,349
Net Investment Income	37,599
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	675,367
Investment Securities Sold—Affiliated Issuers	(3)
Futures Contracts	37,205
Foreign Currencies	(35)
Realized Net Gain (Loss)	712,534
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	1,478,844
Investment Securities—Affiliated Issuers	148
Futures Contracts	8,584
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	1,487,575
Net Increase (Decrease) in Net Assets Resulting from Operations	2,237,708
1 Dividends are net of foreign withholding taxes of $238,000.
See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,599	38,021
Realized Net Gain (Loss)	712,534	376,701
Change in Unrealized Appreciation (Depreciation)	1,487,575	863,174
Net Increase (Decrease) in Net Assets Resulting from Operations	2,237,708	1,277,896
Distributions
Net Investment Income
Investor Shares	(15,531)	(14,717)
Admiral Shares	(16,499)	(16,728)
Realized Capital Gain[1]
Investor Shares	(180,528)	(38,970)
Admiral Shares	(192,765)	(32,022)
Total Distributions	(405,323)	(102,437)
Capital Share Transactions
Investor Shares	(383,169)	(313,395)
Admiral Shares	1,477,489	181,650
Net Increase (Decrease) from Capital Share Transactions	1,094,320	(131,745)
Total Increase (Decrease)	2,926,705	1,043,714
Net Assets
Beginning of Period	7,904,100	6,860,386
End of Period[2]	10,830,805	7,904,100

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $24,991,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,412,000 and $12,569,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.62	$30.32	$30.89	$31.03	$24.67
Investment Operations
Net Investment Income	.134[1]	.151[1]	.151	.169	.168
Net Realized and Unrealized Gain (Loss)
on Investments	9.394	5.590	1.944	2.168	6.303
Total from Investment Operations	9.528	5.741	2.095	2.337	6.471
Distributions
Dividends from Net Investment Income	(.146)	(.121)	(.147)	(.194)	(.111)
Distributions from Realized Capital Gains	(1.692)	(.320)	(2.518)	(2.283)	—
Total Distributions	(1.838)	(.441)	(2.665)	(2.477)	(.111)
Net Asset Value, End of Period	$43.31	$35.62	$30.32	$30.89	$31.03

Total Return[2]	27.64%	19.24%	6.89%	7.96%	26.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,582	$4,113	$3,794	$3,975	$4,038
Ratio of Total Expenses to Average Net Assets[3]	0.42%	0.43%	0.46%	0.47%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.35%	0.47%	0.50%	0.53%	0.59%
Portfolio Turnover Rate	33%	27%	32%	38%	36%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01, (0.01%), 0.02%, 0.03%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$92.24	$78.52	$80.01	$80.37	$63.91
Investment Operations
Net Investment Income	.476[1]	.502[1]	.506	.563	.557
Net Realized and Unrealized Gain (Loss)
on Investments	24.323	14.480	5.018	5.607	16.293
Total from Investment Operations	24.799	14.982	5.524	6.170	16.850
Distributions
Dividends from Net Investment Income	(.375)	(.433)	(.499)	(.623)	(.390)
Distributions from Realized Capital Gains	(4.384)	(.829)	(6.515)	(5.907)	—
Total Distributions	(4.759)	(1.262)	(7.014)	(6.530)	(.390)
Net Asset Value, End of Period	$112.28	$92.24	$78.52	$80.01	$80.37

Total Return[2]	27.78%	19.42%	7.03%	8.12%	26.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,249	$3,791	$3,066	$2,421	$1,868
Ratio of Total Expenses to Average Net Assets[3]	0.30%	0.30%	0.32%	0.33%	0.30%
Ratio of Net Investment Income to
Average Net Assets	0.47%	0.60%	0.64%	0.67%	0.73%
Portfolio Turnover Rate	33%	27%	32%	38%	36%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01, (0.01%), 0.02%, 0.03%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

24

U.S. Growth Fund

clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in

25

U.S. Growth Fund

Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Jackson Square Partners, LLC, William Blair Investment Management, LLC, Baillie Gifford Overseas Ltd., and Jennison Associates LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP, Jackson Square Partners, LLC, and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for preceding five years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

26

U.S. Growth Fund

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $516,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $530,000, representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2018, these arrangements reduced the fund’s management and administrative expenses by $248,000 and custodian fees by $6,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

27

U.S. Growth Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,283,135	32,161	1,189
Preferred Stocks	—	—	97,204
Temporary Cash Investments	379,919	66,351	—
Futures Contracts—Assets[1]	135	—	—
Total	10,663,189	98,512	98,393
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2018. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments	Investments
	in Common	in Preferred
	Stocks	Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of August 31, 2017	2,715	107,415
Sales	(1,728)	(13,481)
Net Realized Gain (Loss)	1,173	7,133
Change in Unrealized Appreciation (Depreciation)	(971)	(3,863)
Balance as of August 31, 2018	1,189	97,204

Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2018, was ($4,834,000)

28

U.S. Growth Fund

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of August 31, 2018:

	Fair Value
	at 8/31/2018			Amount or Range/
Security Type	($000)	Valuation Technique	Unobservable Input	Weighted Avg.
Common Stocks	1,189	Target Event[1]	Weighted Average	25% at $94.25
			Price—Series G	75% at $51.81
			and H Shares
Preferred Stocks	29,027	Target Event[1]	Weighted Average	25% at $94.25
			Price—Series G	75% at $51.81
			and H Shares
	43,432	Last Bid Price[2]	Average Secondary	$43.45
			Market Bids
	9,930	Comparable	Enterprise Value/	6.7x
		Company Approach	Next 12 Month
			Revenue Multiple
			Liquidity Discount	10%
			IPO/M&A Probability	75%/25%
	14,815	Comparable	Enterprise Value/	6.88x–8.05x
		Company Approach[3]	Revenue Projections
			Multiples
			Liquidity Discount	10%
			Weighted	50%–50%
			Probability IPO

1 During the period ended August 31, 2018, the valuation technique was changed from Recent Market Transaction to Target Event.
This was considered to be a more relevant measure of fair value for this investment.
2 During the period ended August 31, 2018, the valuation technique was changed from Target Event to Last Bid Price. This was considered to be a more relevant measure of fair value for this investment.
3 During the period ended August 31, 2018, the valuation technique was changed from Recent Market Transaction to Comparable
Company Approach. This was considered to be a more relevant measure of fair value for this investment.

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	58,168
Undistributed (Overdistributed) net investment income	(2,726)
Accumulated net realized gains (losses)	(55,442)

29

U.S. Growth Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	111,529
Undistributed long-term gains	493,874
Capital loss carryforwards	—
Net unrealized gains (losses)	4,271,876

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	6,588,083
Gross unrealized appreciation	4,387,209
Gross unrealized depreciation	(115,333)
Net unrealized appreciation (depreciation)	4,271,876

G. During the year ended August 31, 2018, the fund purchased $3,502,376,000 of investment securities and sold $2,847,689,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	885,293	22,516	285,406	8,912
Issued in Lieu of Cash Distributions	192,107	5,198	52,776	1,792
Redeemed	(1,460,569)	(37,385)	(651,577)	(20,372)
Net Increase (Decrease)—Investor Shares	(383,169)	(9,671)	(313,395)	(9,668)
Admiral Shares
Issued	2,260,647	22,186	701,009	8,412
Issued in Lieu of Cash Distributions	199,346	2,082	46,252	607
Redeemed	(982,504)	(9,715)	(565,611)	(6,971)
Net Increase (Decrease)—Admiral Shares	1,477,489	14,553	181,650	2,048

30

U.S. Growth Fund

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Aug. 31,		Proceeds Realized					Aug. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market Purchases Securities			Gain Unrealized			Distributions	Market
	Value	at Cost	Sold	(Loss) App. (Dep.) Income			Received	Value
	($000)	($000)	($000)	($000)	($000)	($000) ($000)		($000)
Vanguard Growth ETF 409		—	—	—	89	5	—	498
Vanguard Market
Liquidity Fund	286,634	NA1	NA1	(3)	59	5,302	—	379,919
Total	287,043			(3)	148	5,307	—	380,417

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

31

PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma information set forth below as of and for the twelve months ended August 31, 2018, is intended to present financial information as if the acquisition of Vanguard Morgan Growth Fund (the “Acquired Fund”) by Vanguard U. S. Growth Fund (the “Acquiring Fund”) (each, a “Fund” and collectively, the “Funds”) had been consummated on August 31, 2018 (for amounts related to the statement of net assets) and September 1, 2017, (for amounts related to the statement of operations).

     The pro forma information has been derived from the books and records of the Funds utilized in calculating the daily net asset value for the Funds and conforms to generally accepted accounting principles for U.S. mutual funds. The unaudited pro forma information provided herein should be read in conjunction with the annual reports to shareholders for the fiscal year ended September 30, 2018, for Vanguard Morgan Growth Fund and the fiscal year ended August 31, 2018, for Vanguard U. S. Growth Fund.

     On November 29-30, 2018, the Board of Trustees of the Funds approved a plan of reorganization (the “Reorganization”) whereby the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. Shareholders of the Acquired Fund will receive shares equivalent in value to their investments in the Acquired Fund at the time of the Reorganization, and the Acquired Fund will then be dissolved. All of this will happen on a single day, which is currently expected to be on or about April 5, 2019 (the “Closing Date”). The Reorganization is not contingent upon the approval of shareholders of either the Acquired or Acquiring Funds.

     The Acquiring Fund will be the surviving fund for accounting purposes. No significant accounting policies (including valuation of portfolio securities) will change as a result of the Reorganization. The results of operations of the Acquiring Fund for pre-combination periods will not be restated. As of August 31, 2018, all of the securities held by the Acquired Fund would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

     As of August 31, 2018, the net assets of the Acquired Fund were $16,253,905,641, and (ii) the Acquiring Fund were $10,830,816,710. The net assets of the combined fund as of August 31, 2018, would have been $27,084,610,870.

     Baillie Gifford Overseas Ltd., Jackson Square Partners LLC, Jennison Associate LLC, and Wellington Management Company LLP each provide investment advisory services to a portion of the Acquiring Fund. Jennison Associates LLC and Wellington Management Company LLP also provide investment advisory services to a portion of the Acquired Fund, in addition to Vanguard’s Quantitative Equity Group (“QEG”). Vanguard Equity Investment Group also manages the cash reserves of both the Acquired and Acquiring Funds on an at-cost basis. In November 2018, the Board of Trustees of the Acquiring Fund approved the addition of one of the existing advisors of the Morgan Growth Fund, QEG, as a new advisor for the combined fund. This change is expected to take effect after the closing of the reorganization. In addition to QEG, two of the existing advisors of both the Acquiring Fund and the Acquired Fund, Wellington Management Company LLP and Jennison Associates LLC, will remain as advisors for the combined fund. Two of the existing advisors of the Acquiring Fund, Baillie Gifford Overseas Ltd. and Jackson Square Partners LLC, will remain as advisors for the combined fund. Effective shortly after the November 2018 Board of Trustees meeting, Frontier Capital Management Co. LLC, who advises the Acquired Fund, and William Blair Investment Management LLC, who advises the Acquiring Fund, will no longer serve as advisors to those funds, or the combined fund. Each advisor receives a basic fee calculated at an annual percentage rate of the respective average net assets managed by each of them, and each advisor’s basic fee is subject to quarterly adjustments based on performance.

     In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the funds, Vanguard furnishes to the Acquired Fund and the Acquiring Fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the funds based on methods and guidelines approved by the board of trustees. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

     The Morgan Growth Fund will bear the expenses incurred in the Reorganization. Expenses related to the Reorganization include audit fees and printing/mailing fees, and are estimated at $5,000 and $106,000, respectively; actual results could differ from these estimates. The U.S. Growth Fund will not incur any expenses in the Reorganization.

The actual expense ratios of the Funds for the twelve months ended August 31, 2018, were as follows:

	Aquiring Fund	Acquired Fund
Expense Ratio - Investor Shares	0.42%	0.38%
Expense Ratio - Admiral Shares	0.30%	0.28%

     Management expects the Funds’ total operating expenses to approximate these levels through the date of the Reorganization. The pro forma combined expense ratio for the twelve months ended August 31, 2018, would have been 0.38% for Investor Shares and 0.28% for Admiral Shares.

     On a pro forma basis for the twelve months ended August 31, 2018, the proposed Reorganization would have resulted in the following approximate changes to expenses. Changes to the investment advisory fees represent the net effect of the expected change in advisors (as described above) after completion of the Reorganization. The decrease in the remaining recurring expenses is due to the elimination of duplicative expenses achieved by merging the Funds.

Pro Forma
Adjustments
($000)
Costs of Reorganization (printing and mailing and audit
fees)	111
Recurring expenses
Investment Advisory Fees

Basic Fee	(2,488)
Performance Adjustment	208
The Vanguard Group
Management and Administrative	(505)
Other Expenses
Audit Fees	(38)
Total Recurring Expenses	(2,823)

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1. No gain or loss is recognized by the Acquired Fund upon the transfer of their assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to their shareholders in termination of the Acquired Fund.

2. No gain or loss is recognized by the Acquired Fund’s shareholders upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.

3. The historical cost of investment securities generally is carried forward to the Acquiring Fund.

Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at the end of each Fund’s respective fiscal year, neither Fund had any capital loss carryforwards or net realized losses to offset their respective future net capital gains. The capital gain or loss positions of each Fund may change significantly between now and the Reorganization Closing Date, expected to be approximately April 5, 2019.

     Should the Morgan Growth Fund or U.S. Growth Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Morgan Growth Fund’s and/or the U.S. Growth Fund’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined fund, rather than only the shareholders of the Morgan Growth Fund and/or the U.S. Growth Fund; (2) the amount of Morgan Growth Fund’s carryforward that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Morgan Growth Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Morgan Growth Fund that had unrealized appreciation at the time of the Reorganization; and (3) any gains recognized after the Reorganization that are attributable to appreciation in the Morgan Growth Fund’s and/or the U.S. Growth Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforwards of the other Fund in the Reorganization.

     The Acquiring Fund intends to continue to comply with Subchapter M of the Internal Revenue Code of 1986, as amended, and qualify as a regulated investment company, and distribute all of its taxable income. Management has analyzed each Fund's tax positions taken for all open federal income tax years (August 31, 2015-2018, for the Acquiring Fund and September 30, 2015-2018, for the Acquired Fund), and has concluded that no provision for federal income tax is required.

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